UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number   811-2686
                                   ------------


                           AXP TAX-EXEMPT SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:    11/30
                         --------------
Date of reporting period:   11/30
                         --------------

AXP(R)
  Intermediate
        Tax-Exempt
           Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2004

AXP Intermediate
Tax-Exempt Fund seeks
to provide shareholders with
a high level of current income
exempt from federal taxes.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                 (R)

Table of Contents

Fund Snapshot                              3

Performance Summary                        4

Questions & Answers
   with Portfolio Management               5

The Fund's Long-term Performance          10

Investments in Securities                 12

Financial Statements                      19

Notes to Financial Statements             22

Report of Independent Registered
   Public Accounting Firm                 32

Federal Income Tax Information            33

Fund Expenses Example                     37

Board Members and Officers                39

Proxy Voting                              41

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2 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Fund Snapshot AT NOV. 30, 2004

PORTFOLIO MANAGER

Portfolio manager                         Since       Years in industry
David Kerwin*                             8/04               19

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

For investors seeking a high level of current income generally exempt from federal taxes.

Inception dates by class
A: 11/13/96          B: 11/13/96    C: 6/26/00       Y: 11/13/96

Ticker symbols by class
A: INFAX             B: INFBX       C: --            Y: --

Total net assets                                         $157.5 million

Number of holdings                                                   97

Effective maturity(1)                                         8.6 years

Effective duration(2)                                         5.6 years

Weighted average bond rating(3)                                      AA

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

         DURATION
SHORT      INT.       LONG
  X         X               HIGH
  X         X               MEDIUM  QUALITY
                            LOW

Shading within the style matrix indicates areas in which the Fund generally invests.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                         68.6%
AA bonds                                                          15.4
A bonds                                                            9.6
BBB bonds                                                          2.7
Non-investment grade bonds                                         3.7

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 4.1% of the portfolio rating above was determined through internal analysis.

TOP TEN STATES

Percentage of portfolio assets

California                                                        12.5%
Texas                                                             12.3
New York                                                           8.0
Washington                                                         6.5
North Carolina                                                     6.3
Florida                                                            4.3
Ohio                                                               4.3
Louisiana                                                          4.0
Minnesota                                                          3.6
New Jersey                                                         3.4

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

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3 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2004

                     [bar 1]            [bar 2]        [bar 3]
                     +2.64%             +3.48%         +2.45%

[bar 1] AXP Intermediate Tax-Exempt Fund Class A (excluding sales charge) [bar 2] Lehman Brothers 3-15 Year Blend Municipal Bond Index (unmanaged) [bar 3] Lipper Intermediate Municipal Debt Funds Index

(see "The Fund`s Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                Class B                     Class C                  Class Y
(Inception dates)           (11/13/96)             (11/13/96)                   (6/26/00)               (11/13/96)
                        NAV(1)      POP(2)     NAV(1)   After CDSC(3)     NAV(1)    After CDSC(4)   NAV(5)      POP(5)
at Nov. 30, 2004
1 year                  +2.64%      -2.24%     +2.05%      -1.93%         +2.06%       +2.06%       +2.84%      +2.84%
3 years                 +4.64%      +2.95%     +3.85%      +2.91%         +3.92%       +3.92%       +4.85%      +4.85%
5 years                 +4.94%      +3.93%     +4.15%      +3.98%           N/A          N/A        +5.08%      +5.08%
Since inception         +4.53%      +3.90%     +3.75%      +3.75%         +4.41%       +4.41%       +4.66%      +4.66%

at of Dec. 31, 2004
1 year                  +2.95%      -1.94%     +2.18%      -1.80%         +2.19%       +2.19%       +3.16%      +3.16%
3 years                 +5.06%      +3.37%     +4.27%      +3.34%         +4.34%       +4.34%       +5.28%      +5.28%
5 years                 +5.17%      +4.15%     +4.38%      +4.21%           N/A          N/A        +5.31%      +5.31%
Since inception         +4.61%      +3.99%     +3.82%      +3.82%         +4.54%       +4.54%       +4.74%      +4.74%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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4 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager David Kerwin discusses the Fund's positioning and results for fiscal year 2004.

Q:  How did AXP Intermediate Tax-Exempt Fund perform for the fiscal year?

A: AXP Intermediate Tax-Exempt Fund's Class A shares (excluding sales charge) gained 2.64% for the 12 months ended Nov. 30, 2004. The Fund underperformed the Lehman Brothers 3-15 Year Blend Municipal Bond Index (Lehman 3-15 Year Index), which rose 3.48%, but outperformed the Lipper Intermediate Municipal Debt Funds Index, representing the Fund's peer group, which advanced 2.45% during the same time frame.

Q:  What factors most significantly affected performance?

A: The Fund underperformed its benchmark index primarily because of its relatively lower exposure to bonds rated BBB through much of the fiscal year. Overall, these bonds outperformed higher-quality bonds during the 12-month period. Another factor detracting from the Fund's relative-to-the-index annual performance was our avoidance of non-enhanced municipal tobacco bonds. This municipal fixed income sector significantly outpaced the Lehman 3-15 Year Index for the annual period.

    On the other hand, maintaining zero exposure to non-enhanced municipal tobacco bonds provided a benefit of decreasing the Fund's volatility. A non-enhanced municipal tobacco bond pays interest based on future cigarette sales volume. Prices of such bonds are subject to significant price volatility associated with ongoing tobacco-related litigation affecting tobacco companies.

AXP Intermediate Tax-Exempt Fund

SEC YIELDS

                        Class A      Class B      Class C      Class Y
At Nov. 30, 2004         2.42%        1.72%        1.85%        2.78%
At Dec. 31, 2004         2.44%        1.80%        1.81%        2.86%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets at 12/31/04

[pie chart]

Insured 53.2%
Non-insured 46.8%

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5 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The Fund underperformed its benchmark index primarily because of its relatively lower exposure to bonds rated BBB through much of the fiscal year. (end callout quote)

    On the positive side, we successfully took advantage of several other trends in the municipal bond market. As the Federal Reserve Board (the Fed) hiked short-term rates four times during this period, tax-exempt interest rates also increased and the municipal yield curve flattened with 2-, 10- and 30-year AAA-rated general obligation yields rising during the year ending Nov. 30, 2004. This past fiscal year we reacted to the flattening municipal yield curve by having only a low exposure to short high-quality bonds that were most impacted by rising rates. At the same time, we also changed the mix of our exposure on the front end of the yield curve by selectively adding mandatory put bonds and zero coupon bonds -- both of which offer significant additional income potential.

    Mandatory put bonds contain a provision that a holder of the security sell the security back to the issuer, usually at face value (par), at some date prior to the final stated maturity. These bonds effectively "mature" on the mandatory put date, but often offer 20 basis points (0.20%) or more in additional yield over a comparable standard serial maturity bond. Zero coupon municipal bonds are securities that make no periodic interest payments but are sold at a deep discount from their face value and mature at par and also offer 20 or more basis points (0.20%) in added yield over a like-duration, coupon-bearing serial maturity bond. The accretion of the bonds' price from a discount to par is usually considered tax-exempt income for the Fund.

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6 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Questions & Answers

    The Fund was further buoyed by exposure to bonds that were advance refunded during the period. This is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are safely invested, usually in U.S. government securities (often Treasuries), which, in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. government securities and no longer represent the credit risk profile of the original borrower, they often increase in value -- sometimes significantly.

    The relative performance of the Fund was also helped by its position in California general obligation tax-exempt bonds. Having increased the Fund's position in these bonds before the ratings upgrades and resultant spread tightening took effect, the Fund benefited from their subsequent strong performance. The Fund's position in New York City general obligation bonds, which experienced spread tightening as well, also helped. The portfolio's position in bonds rated BBB boosted the Fund's annual returns as well, as overall these bonds outperformed higher quality bonds during the 12-month period.

[line chart]
                 U.S. GENERAL OBLIGATION MUNICIPAL BOND YIELDS
                   (Nov. 30, 2004 compared to Nov. 28, 2003)

Yield

[solid line]  2.04  2.17  2.34  2.6   2.87  3.27  3.66  4.1   4.51  4.63  4.63
[dashed line] 1.12  1.49  1.84  2.17  2.48  3.02  3.65  4.28  4.56  4.63  4.63
               1      2     3    4     5      7    10    15    20    25    30

                               Maturity (in years)

AAA-rated general obligation municipal bond yields as of:

[solid line] 11/30/04
[dashed line] 11/28/03

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7 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We also intend to sustain the Fund's significant position in uninsured California state general obligation bonds and to focus on boosting the Fund's exposure to stable to improving credits rated A to BBB that offer good liquidity at what we believe are attractive valuations. (begin callout quote)

    This past year, the fundamentals of the tax-exempt bond market remained healthy, despite four interest rate hikes. The municipal credit quality picture improved along with the recovering U.S. economy, as many states continued to cut expenses, raise taxes and/or increase revenue-producing user fees. Perhaps most notably, the state of California, the nation's largest municipal bond issuer, was upgraded by Moody's Investors Services in May 2004, by Standard & Poor's in August and by Fitch in September.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the first half of the fiscal year, we made several strategic moves within the Fund, most of which were ongoing processes begun early in 2003. Having generally achieved our target for the Fund's neutral duration positioning and its diversification by maturity, coupon, call features, type of obligation, sector and geography to help manage risk, we focused on seeking relative value opportunities during the second half of the fiscal year. We strongly believe that a disciplined adherence to portfolio diversification should help reduce the volatility and risks associated with interest rate movements. We also aggressively sought opportunities to selectively sell non-rated or lower-rated securities and replace these holdings with higher quality bonds that offered higher yields, but with better liquidity and reduced risk.

    We opportunistically sought to reduce the portfolio's exposure to bonds that are subject to the alternative minimum tax (AMT). In fact, we did not purchase any bonds subject to the AMT during the annual period. At Nov. 30, 2004, the Fund had less than 1% of its bonds subject to the AMT. As more and more investors become subject to the tax, we believe this is going to become an increasingly important advantage for our shareholders.

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8 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Questions & Answers

    The Fund's portfolio turnover rate in fiscal year 2004 was a low 25%. Our active management helped minimize taxable capital gains distributions related to fiscal year 2004 to just $0.02955 a share on Dec. 22, 2004.

Q:  How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve and interest rates to move modestly higher over the coming months. While rising rates are negative for the bond market, municipal bonds have historically weathered such periods better than taxable bonds. It is important to note that we do not make significant Fund management decisions based on interest rate forecasts, but rather stick to our discipline of staying fully invested to maintain a high level of tax-exempt income and diversification. We apply this approach to diversification not only across credits and sectors, but across bond structural attributes such as maturity, coupon and call optionality, which serves to mute overall Fund price volatility over time.

    We expect supply within the municipal bond market to be lower in 2005. Demand should continue to absorb supply, but may be affected by the direction of both rates and the equity market. We anticipate an improved credit picture overall, as state revenues have generally been increasing and their budgets appear to be on the mend.

    Given this view, we plan to maintain a neutral duration relative to the Lehman 3-15 Year Index for the near term. We also intend to sustain the Fund's significant position in uninsured California state general obligation bonds and to focus on boosting the Fund's exposure to stable to improving credits rated A to BBB that offer good liquidity at what we believe are attractive valuations. Consistent with the Fund's investment objective, we will maintain our emphasis on generating a high level of current income exempt from federal income taxes.

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9 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Intermediate Tax-Exempt Fund Class A shares (from 12/1/96 to 11/30/04) as compared to the performance of two widely cited performance indicies, the Lehman Brothers 3-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                                 Class A
                                      Short-term        Long-term
Fiscal year ended       Income       capital gains    capital gains        Total
Nov. 30, 2004            $0.16           $--             $0.02             $0.18
Nov. 30, 2003             0.15            --              0.01              0.16
Nov. 30, 2002             0.17            --              0.01              0.18
Nov. 30, 2001             0.18            --                --              0.18
Nov. 30, 2000             0.19            --                --              0.19

For calendar year 2004 distributions for all American Express funds, see americanexpress.com/funds.

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10 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

                        VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP INTERMEDIATE TAX-EXEMPT FUND

AXP Intermediate Tax-Exempt Fund
  Class A (includes sales charge)       $ 9,525   $10,020   $10,513  $10,665   $11,115   $11,848   $12,494   $13,226   $13,575
Lehman Brothers 3-15 Year Blend
  Municipal Bond Index(1)               $10,000   $10,656   $11,446  $11,483   $12,304   $13,328   $14,204   $15,129   $15,655
Lipper Intermediate Municipal
  Debt Funds Index(2)                   $10,000   $10,577   $11,278  $11,209   $11,888   $12,805   $13,503   $14,286   $14,636

                                        12/1/96    11/97     11/98    11/99     11/00     11/01     11/02     11/03     11/04

COMPARATIVE RESULTS

Results as of Nov. 30, 2004
                                                                                                          Since
                                                               1 year         3 years     5 years       inception(3)
AXP Intermediate Tax-Exempt Fund (includes sales charge)
Class A    Cumulative value of $10,000                          $9,776      $10,911      $12,126         $13,575
           Average annual total return                          -2.24%       +2.95%       +3.93%          +3.90%
Lehman Brothers 3-15 Year Blend Municipal Bond Index(1)
           Cumulative value of $10,000                         $10,348       $11,746     $13,630          $15,655
           Average annual total return                          +3.48%       +5.51%       +6.39%           +5.76%
Lipper Intermediate Municipal Debt Funds Index(2)
           Cumulative value of $10,000                          $10,245      $11,431      $13,057         $14,636
           Average annual total return                           +2.45%       +4.56%       +5.48%          +4.88%

Results for other share classes can be found on page 4.

(1) The Lehman Brothers 3-15 Year Blend Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of 2-17 years. The index is frequently used as a general performance measure of tax-exempt bonds with intermediate maturities. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held by the Fund.

(2) The Lipper Intermediate Municipal Debt Funds Index, published by Lipper Inc., includes the 30 largest intermediate municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Fund data is from Nov. 13, 1996. The Lehman Brothers 3-15 Year Blend Municipal Bond Index and the Lipper Index data is from Dec. 1, 1996.

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11 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Investments in Securities

AXP Intermediate Tax-Exempt Fund

Nov. 30, 2004

(Percentages represent value of investments compared to net assets)

Municipal bonds (98.4%)
Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

Alabama (1.4%)
Alabama Public School & College Authority
  Revenue Bonds
  Capital Improvement
  Series 1999D (FSA)
   08-01-18               5.50%              $2,000,000             $2,184,520

Alaska (0.6%)
North Slope Boro
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1995A (MBIA)
   06-30-06               5.00                1,000,000(e)             963,270

Arizona (2.9%)
Arizona School Facilities Board
  Revenue Bonds
  School Improvement
  Series 2002
   07-01-10               5.50                2,000,000              2,248,440
Arizona School Facilities Board
  Revenue Bonds
  State School Trust
  Series 2004A (AMBAC)
   07-01-18               5.75                2,000,000              2,305,380
Total                                                                4,553,820

Arkansas (1.9%)
Little Rock School District
  Limited General Obligation Refunding Bonds
  Series 2000B (FSA)
   02-01-20               5.50                2,695,000              2,921,461

California (12.3%)
Alameda Corridor Transportation Authority
  Revenue Bonds
  Senior Lien
  Series 1999A (MBIA)
   10-01-18               5.13                2,000,000              2,142,520
California State Department of Water Resources
  Revenue Bonds
  Water Systems Series 2002X
  (FGIC)
   12-01-17               5.50                2,000,000              2,299,520
California State Public Works Board
  Revenue Bonds
  Department of Corrections
  Series 1996A (AMBAC)
   01-01-17               5.50                2,000,000              2,107,620
Moreland School District
  Unlimited General Obligation
  Refunding Bonds
  Series 2002 (FGIC)
   09-01-19               5.13                1,100,000              1,183,578
State of California
  Unlimited General Obligation Bonds
  Series 2000
   05-01-19               5.63                1,665,000              1,849,182
State of California
  Unlimited General Obligation Bonds
  Series 2001
   06-01-11               5.50                1,000,000              1,119,600
State of California
  Unlimited General Obligation Bonds
  Series 2004A
   01-01-11               5.25                2,000,000              2,224,780
   07-01-14               5.25                2,000,000              2,241,180
State of California
  Unlimited General Obligation Bonds
  Series 2004B
   07-01-23               5.00                2,000,000(f)           2,160,100
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-16               5.25                2,000,000              2,182,640
Total                                                               19,510,720


See accompanying notes to investments in securities.

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12 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

Colorado (2.1%)
Denver City & County
  Unlimited General Obligation Bonds
  Various Purpose
  Series 1999B
   08-01-07               5.63%              $1,000,000             $1,080,200
Denver City & County School District #1
  Unlimited General Obligation Bonds
  Series 1999 (FGIC)
   12-01-15               5.38                2,000,000              2,203,160
Total                                                                3,283,360

Florida (4.3%)
Bonita Springs-Vasari Community Development District
  Revenue Bonds
  Capital Improvement
  Series 2001B
   05-01-09               6.20                  375,000                391,811
Grand Haven Community Development District
  Special Assessment Bonds
  Series 2002
   11-01-07               6.13                  125,000                128,011
Harbor Bay Community Development District
  Special Assessment Bonds
  Series 2001B
   05-01-10               6.35                  330,000                344,325
Heritage Harbor Community Development District
  Special Assessment Bonds
  Series 1997B
   05-01-06               6.00                  200,000                200,736
Heritage Palms Community Development District
  Revenue Bonds
  Series 1998
   11-01-06               5.40                  755,000                759,175
Renaissance Communications Development District
  Special Assessment Bonds
  Series 2002B
   05-01-08               6.25                  305,000                315,068
Sterling Hill Community Development District
  Special Assessment Bonds
  Series 2003B
   11-01-10               5.50                1,000,000              1,010,520
Sumter Landing Community Development District
  Special Assessment Bonds
  Series 2003
   05-01-13               6.25                1,000,000              1,033,780
University Athletic Assn
  Revenue Bonds
  Series 2001
   10-01-31               3.00                1,000,000(f)           1,000,000
Village Center Community Development District
  Recreational Revenue Bonds
  Series 2003B
   01-01-18               6.35                1,000,000              1,052,431
Village Community Development District #5
  Special Assessment Bonds
  Series 2002B
   05-01-07               5.40                  370,000                375,317
Waterchase Community Development District
  Revenue Bonds
  Series 2001B
   05-01-08               5.90                  125,000                126,459
Total                                                                6,737,633

Georgia (1.4%)
State of Georgia
  Unlimited General Obligation Bonds
  Series 2002D
   08-01-10               5.25                2,000,000              2,223,800

Hawaii (0.7%)
State of Hawaii
  Unlimited General Obligation Bonds
  Series 1993CA (FSA)
   01-01-07               5.75                1,000,000              1,070,850

Illinois (2.8%)
City of Chicago
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1997 (FGIC)
   11-01-15               4.36                2,000,000(e)           1,226,780
County of Cook
  Unlimited General Obligation
  Pre-refunded Bonds
  Capital Improvement
  Series 1999A (FGIC)
   11-15-17               5.25                2,000,000              2,237,500

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
13 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

Illinois (cont.)
Lake County Community High School District #117
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000B (FGIC)
   12-01-08               5.13%              $1,000,000(e)            $883,680
Total                                                                4,347,960

Indiana (1.4%)
Indiana Municipal Power Agency
  Revenue Bonds
  Series 2003B (MBIA)
   01-01-11               5.00                2,000,000              2,177,760

Louisiana (4.0%)
Lafayette Public Power Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   11-01-12               5.00                1,000,000              1,097,050
State of Louisiana
  Revenue Bonds
  Series 2002A (AMBAC)
   06-01-17               5.38                2,750,000              3,022,635
State of Louisiana
  Unlimited General Obligation Bonds
  Series 1998B (FSA)
   04-15-10               5.25                2,000,000              2,168,480
Total                                                                6,288,165

Maryland (0.7%)
State of Maryland
  Unlimited General Obligation Bonds
  State & Local Facilities Loan
  2nd Series 2001
   07-15-08               5.25                1,000,000              1,094,140

Massachusetts (2.8%)
City of Boston
  Refunding Revenue Bonds
  Boston City Hospital
  Series 2002 (MBIA)
   08-01-18               5.00                2,000,000              2,114,520
Commonwealth of Massachusetts
  Limited General Obligation Bonds
  Series 2002C (FGIC)
   11-01-14               5.50                2,000,000              2,278,540
Total                                                                4,393,060

Michigan (2.1%)
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  Intl Paper Company Projects
  Series 2004A
   11-01-18               4.80                1,000,000                991,950
Livingston Developmental Academy
  Certificate of Participation
  Series 1999
   05-01-05               5.70                   50,000                 50,085
Michigan Public Power Agency
  Refunding Revenue Bonds
  Belle River Project
  Series 2002A (MBIA)
   01-01-10               5.25                2,000,000              2,200,540
Total                                                                3,242,575

Minnesota (3.5%)
Osseo Independent School District #279
  Unlimited General Obligation Bonds
  School Building
  Series 2000A
   02-01-14               5.75                2,000,000              2,248,540
Southern Minnesota Municipal Power Agency
  Revenue Bonds
  Series 2002A (AMBAC)
   01-01-14               5.25                1,000,000              1,117,310
State of Minnesota
  Unlimited General Obligation Bonds
  Series 2000
   06-01-17               5.50                2,000,000              2,201,120
Total                                                                5,566,970

Missouri (1.7%)
Springfield School District #R12
  Unlimited General Obligation
  Refunding Bonds
  Missouri Direct Deposit Program
  Series 2002B (FSA)
   03-01-10               5.00                2,500,000              2,721,850

Nevada (1.6%)
City of Las Vegas
  Special Assessment Bonds
  Improvement District #808 Summerlin
  Series 2001
   06-01-06               5.40                  500,000                506,665

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

Nevada (cont.)
Clark County School District
  Limited General Obligation Refunding Bonds
  Series 2000B (FGIC)
   06-15-08               5.50%              $1,000,000             $1,096,580
Director of the State of Nevada Department of
  Business & Industry
  Revenue Bonds
  Capital Appreciation Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-07               5.01                1,000,000(e)             941,550
Total                                                                2,544,795

New Jersey (3.4%)
Casino Reinvestment Development Authority
  Revenue Bonds
  Series 1997A (FSA)
   10-01-12               5.25                2,000,000              2,135,620
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11               5.00                1,000,000              1,084,480
New Jersey State Highway Authority
  Refunding Revenue Bonds
  Senior Parkway
  Series 2001 Escrowed to Maturity
  (FGIC)
   01-01-08               5.00                1,005,000              1,080,817
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation Systems Series 2001C
   12-15-07               5.38                1,000,000              1,078,610
Total                                                                5,379,527

New York (7.9%)
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19               5.50                2,000,000              2,185,640
City of New York
  Unlimited General Obligation Bonds
  Series 2004C-1
   08-15-21               5.00                2,000,000              2,066,640
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2002B (MBIA)
   07-01-13               5.50                2,250,000              2,554,133
New York State Energy
  Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985B (MBIA)
   10-15-15               4.00                1,000,000                997,340
New York State Energy
  Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985D (MBIA)
   12-01-15               4.10                1,000,000(d)             997,370
New York State Thruway Authority
  Revenue Bonds
  Series 2001B (MBIA)
   04-01-07               5.00                1,000,000              1,061,530
New York State Urban Development Corporation
  Revenue Bonds
  Series 2002C
   01-01-11               5.00                2,375,000              2,575,212
Total                                                               12,437,865

North Carolina (6.2%)
City of Charlotte
  Unlimited General Obligation
  Refunding Bonds
  Series 1998
   02-01-16               5.25                2,000,000              2,164,740
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 1993B
   01-01-06               6.00                1,000,000              1,035,450
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-10               5.50                1,000,000              1,079,240
North Carolina State Municipal Power Agency
  #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-12               5.50                1,000,000              1,087,140

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

North Carolina (cont.)
State of North Carolina
  Unlimited General Obligation
  Pre-refunded Bonds
  Highway
  Series 1997A
   05-01-12               5.00%              $2,000,000             $2,163,760
State of North Carolina
  Unlimited General Obligation
  Pre-refunded Bonds
  Public Improvement
  Series 1999A
   03-01-15               5.25                2,000,000              2,238,840
Total                                                                9,769,170

Ohio (4.3%)
City of Cincinnati
  Unlimited General Obligation Bonds
  Series 2000
   12-01-16               5.25                1,650,000              1,796,537
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-11               5.50                2,000,000              2,185,180
   01-01-17               6.00                1,500,000              1,699,665
Ohio State Turnpike Commission
  Refunding Revenue Bonds
  Series 2001B (FSA)
   02-15-08               5.00                1,000,000              1,075,750
Total                                                                6,757,132

Pennsylvania (1.4%)
Commonwealth of Pennsylvania
  Unlimited General Obligation
  Refunding Bonds
  Series 2002
   02-01-08               5.00                2,000,000              2,147,220

Puerto Rico (1.4%)
Puerto Rico Public Finance Corporation
  Revenue Bonds
  Commonwealth Appropriation
  Series 2004A (MBIA)
   08-01-29               5.25                2,000,000(f,g)         2,209,240

South Carolina (3.2%)
Columbia South Carolina
  Certificate of Participation
  Tourism Development Fee Pledge
  Series 2003 (AMBAC)
   06-01-12               5.00                1,735,000              1,913,670
South Carolina State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   01-01-20               5.00                2,000,000              2,115,660
State of South Carolina
  Unlimited General Obligation Bonds
  State School Facilities
  Series 2001A
   01-01-07               5.00                1,000,000              1,055,500
Total                                                                5,084,830

Tennessee (1.4%)
City of Memphis
  Unlimited General Obligation Bonds
  General Improvement
  Series 2000
   04-01-18               5.25                2,000,000              2,133,920

Texas (11.3%)
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19               5.00                2,000,000              2,113,100
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-13               5.25                2,000,000              2,225,480
Lower Colorado River Authority
  Refunding Revenue Bonds
  Series 1999B (FSA)
   05-15-08               6.00                1,000,000              1,107,300
North Texas Tollway Authority
  Refunding Revenue Bonds
  Series 1997A (FGIC)
   01-01-20               5.00                1,500,000              1,541,235
San Marcos Consolidated Independent School District
  Unlimited General Obligation Bonds
  Series 2004
   (Permanent School Fund Guarantee)
   08-01-21               5.25                2,000,000              2,162,740

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
16 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Name of                 Coupon                Principal               Value(a)
issuer and               rate                  amount
title of issue(b,c)

Texas (cont.)
Spring Independent School District
  Unlimited General Obligation
  Refunding Bonds
  Series 1998
  (Permanent School Fund Guarantee)
   02-15-19               5.25%              $1,000,000             $1,059,640
Texas State Public Finance Authority
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1990 (MBIA)
   02-01-09               3.28                5,000,000(e)           4,372,300
Texas State University Systems
  Refunding Revenue Bonds
  Series 2002 (FSA)
   03-15-16               5.25                2,000,000              2,170,960
University of Texas
  Un-refunded Revenue Bonds
  Financing System
  Series 1996A
   08-15-13               5.10                1,090,000              1,157,929
Total                                                               17,910,684

Utah (1.1%)
Utah Municipal Finance Cooperative
  Tax Allocation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1990 (FSA)
   03-01-09               2.76                2,000,000(e)           1,737,680

Virginia (2.2%)
County of Arlington
  Unlimited General Obligation Bonds
  Public Improvement
  Series 2001
   02-01-07               4.50                1,000,000              1,048,470
Richmond Metropolitan Authority
  Refunding Revenue Bonds
  Series 2002 (FGIC)
   07-15-15               5.25                2,125,000              2,390,051
Total                                                                3,438,521

Washington (6.4%)
City of Tacoma
  Refunding Revenue Bonds
  Series 2001B (FSA)
   01-01-07               5.50                1,000,000              1,063,070
Energy Northwest
  Refunding Revenue Bonds
  Columbia Generating
  Series 2003A (XLCA)
   07-01-10               5.50                2,000,000              2,222,440
Energy Northwest
  Refunding Revenue Bonds
  Project #3
  Series 2002B (AMBAC)
   07-01-16               6.00                2,000,000              2,290,460
Energy Northwest
  Refunding Revenue Bonds
  Project #3
  Series 2003A (MBIA)
   07-01-12               5.50                2,000,000              2,252,820
King County
  Pre-refunded Limited General
  Obligation Bonds
  Series 2002 Escrowed to Maturity
   12-01-13               5.50                  195,000                223,575
King County
  Un-refunded Limited General
  Obligation Bonds
  Series 2002
   12-01-13               5.50                1,805,000              2,044,271
Total                                                               10,096,636

Total municipal bonds
(Cost: $151,605,892)                                              $154,929,134

Municipal note (0.8%)
Issuer(c)              Effective               Amount                 Value(a)
                         yield               payable at
                                              maturity

Texas
Gulf Industrial Development Authority
  Revenue Bonds
  Global Power Corporation Project
  V.R.D.B. Series 2003 A.M.T.
   04-01-38               1.75%              $1,300,000             $1,300,000

Total municipal note
(Cost: $1,300,000)                                                  $1,300,000

Total investments in securities
(Cost: $152,905,892)(h)                                           $156,229,134

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA         --    ACA Financial Guaranty Corporation
      AMBAC       --    American Municipal Bond Association Corporation
      BIG         --    Bond Investors Guarantee
      CGIC        --    Capital Guaranty Insurance Company
      FGIC        --    Financial Guaranty Insurance Company
      FHA         --    Federal Housing Authority
      FNMA        --    Federal National Mortgage Association
      FHLMC       --    Federal Home Loan Mortgage Corporation
      FSA         --    Financial Security Assurance
      GNMA        --    Government National Mortgage Association
      MBIA        --    MBIA Insurance Corporation
      XLCA        --    XL Capital Assurance

(c)   The following abbreviations may be used in the portfolio descriptions:

      A.M.T.      --    Alternative Minimum Tax -- At of Nov. 30, 2004, the
                        value of securities subject to alternative minimum tax represented 0.8% of net assets.

      B.A.N.      --    Bond Anticipation Note

      C.P.        --    Commercial Paper

      R.A.N.      --    Revenue Anticipation Note

      T.A.N.      --    Tax Anticipation Note

      T.R.A.N.    --    Tax & Revenue Anticipation Note

      V.R.        --    Variable Rate

      V.R.D.B.    --    Variable Rate Demand Bond

      V.R.D.N.    --    Variable Rate Demand Note

(d) At Nov. 30, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $1,000,000.

(e) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(f) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2004.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.4% of net assets at Nov. 30, 2004.

(h) At Nov. 30, 2004, the cost of securities for federal income tax purposes was $152,905,892 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                       $3,587,891
      Unrealized depreciation                                         (264,649)
                                                                      --------
      Net unrealized appreciation                                   $3,323,242
                                                                    ----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
18 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Intermediate Tax-Exempt Fund

Nov. 30, 2004
Assets
Investments in securities, at value (Note 1)
     (identified cost $152,905,892)                                                                            $156,229,134
Cash in bank on demand deposit                                                                                       34,603
Capital shares receivable                                                                                            54,217
Accrued interest receivable                                                                                       2,359,480
                                                                                                                  ---------
Total assets                                                                                                    158,677,434
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                    70,781
Capital shares payable                                                                                               36,700
Payable for securities purchased on a forward-commitment basis                                                    1,000,000
Accrued investment management services fee                                                                            1,940
Accrued distribution fee                                                                                              1,730
Accrued transfer agency fee                                                                                              35
Accrued administrative services fee                                                                                     172
Other accrued expenses                                                                                               51,336
                                                                                                                     ------
Total liabilities                                                                                                 1,162,694
                                                                                                                  ---------
Net assets applicable to outstanding capital stock                                                             $157,514,740
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $    292,310
Additional paid-in capital                                                                                      153,046,522
Excess of distributions over net investment income                                                                     (167)
Accumulated net realized gain (loss)                                                                                852,833
Unrealized appreciation (depreciation) on investments                                                             3,323,242
                                                                                                                  ---------
Total -- representing net assets applicable to outstanding capital stock                                       $157,514,740
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $125,807,592
                                                            Class B                                            $ 22,556,935
                                                            Class C                                            $  9,148,911
                                                            Class Y                                            $      1,302
Net asset value per share of outstanding capital stock:     Class A shares                23,343,822           $       5.39
                                                            Class B shares                 4,188,280           $       5.39
                                                            Class C shares                 1,698,678           $       5.39
                                                            Class Y shares                       243           $       5.36
                                                                                                 ---           ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
19 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Statement of operations
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30, 2004
Investment income
Income:
Interest                                                                                                        $ 6,347,084
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                                  752,882
Distribution fee
     Class A                                                                                                        326,960
     Class B                                                                                                        258,071
     Class C                                                                                                        107,144
Transfer agency fee                                                                                                  91,164
Incremental transfer agency fee
     Class A                                                                                                          6,845
     Class B                                                                                                          3,039
     Class C                                                                                                          1,193
Service fee -- Class Y                                                                                                    1
Administrative services fees and expenses                                                                            69,058
Compensation of board members                                                                                         8,540
Custodian fees                                                                                                       18,619
Printing and postage                                                                                                 42,820
Registration fees                                                                                                    53,632
Audit fees                                                                                                           20,500
Other                                                                                                                 3,425
                                                                                                                      -----
Total expenses                                                                                                    1,763,893
     Expenses waived/reimbursed by AEFC (Note 2)                                                                     (9,472)
                                                                                                                     ------
                                                                                                                  1,754,421
     Earnings credits on cash balances (Note 2)                                                                      (2,047)
                                                                                                                     ------
Total net expenses                                                                                                1,752,374
                                                                                                                  ---------
Investment income (loss) -- net                                                                                   4,594,710
                                                                                                                  ---------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security tranactions (Note 3)                                                           881,201
Net change in unrealized appreciation (depreciation) on investments                                              (1,321,088)
                                                                                                                 ----------
Net gain (loss) on investments                                                                                     (439,887)
                                                                                                                   --------
Net increase (decrease) in net assets resulting from operations                                                 $ 4,154,823
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
20 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Statements of changes in net assets
AXP Intermediate Tax-Exempt Fund

Year ended Nov. 30,                                                                        2004                      2003
Operations and distributions
Investment income (loss) -- net                                                      $  4,594,710              $  4,175,863
Net realized gain (loss) on investments                                                   881,201                   723,006
Net change in unrealized appreciation (depreciation) on investments                    (1,321,088)                2,799,310
                                                                                       ----------                 ---------
Net increase (decrease) in net assets resulting from operations                         4,154,823                 7,698,179
                                                                                        ---------                 ---------
Distributions to shareholders from:
     Net investment income
         Class A                                                                       (3,809,301)               (3,404,392)
         Class B                                                                         (553,861)                 (531,203)
         Class C                                                                         (231,678)                 (240,224)
         Class Y                                                                              (41)                      (40)
     Net realized gain
         Class A                                                                         (554,964)                 (228,866)
         Class B                                                                         (116,980)                  (51,220)
         Class C                                                                          (50,998)                  (20,750)
         Class Y                                                                               (6)                       (3)
                                                                                       ----------                ----------
Total distributions                                                                    (5,317,829)               (4,476,698)
                                                                                       ----------                ----------
Capital share transactions (Note 4)
Proceeds from sales
     Class A shares (Note 2)                                                           39,074,614                85,142,099
     Class B shares                                                                     4,466,211                13,878,491
     Class C shares                                                                     1,694,969                 7,363,980
Reinvestment of distributions at net asset value
     Class A shares                                                                     3,837,550                 3,141,423
     Class B shares                                                                       594,121                   495,111
     Class C shares                                                                       267,201                   239,026
Payments for redemptions
     Class A shares                                                                   (47,383,912)              (50,489,408)
     Class B shares (Note 2)                                                          (10,049,164)               (7,668,704)
     Class C shares (Note 2)                                                           (5,460,811)               (3,429,140)
                                                                                       ----------                ----------
Increase (decrease) in net assets from capital share transactions                     (12,959,221)               48,672,878
                                                                                      -----------                ----------
Total increase (decrease) in net assets                                               (14,122,227)               51,894,359
Net assets at beginning of year                                                       171,636,967               119,742,608
                                                                                      -----------               -----------
Net assets at end of year                                                            $157,514,740              $171,636,967
                                                                                     ============              ============
Undistributed (excess of distributions over) net investment income                   $       (167)             $          4
                                                                                     ------------              ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
21 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Notes to Financial Statements

AXP Intermediate Tax-Exempt Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
22 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2004.

--------------------------------------------------------------------------------
23 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2004, the Fund has entered into outstanding when-issued securities of $1,000,000.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

--------------------------------------------------------------------------------
24 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                       2004         2003

Class A
Distributions paid from:
      Ordinary income - tax-exempt distributions*      $3,809,301   $3,404,392
      Long-term capital gain                              554,964      228,866
Class B
Distributions paid from:
      Ordinary income - tax-exempt distributions*         553,861      531,203
      Long-term capital gain                              116,980       51,220
Class C
Distributions paid from:
      Ordinary income - tax-exempt distributions*         231,678      240,224
      Long-term capital gain                               50,998       20,750
Class Y
Distributions paid from:
      Ordinary income - tax-exempt distributions*              41           40
      Long-term capital gain                                    6            3

* Tax-exempt distributions were 100% for the years ended 2004 and 2003, respectively.

At Nov. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income                                     $   70,615
Accumulated long-term gain (loss)                                   $  857,132
Unrealized appreciation (depreciation)                              $3,318,942

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.45% to 0.35% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
25 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $256,736 for Class A, $44,517 for Class B and $5,292 for Class C for the year ended Nov. 30, 2004.

For the year ended Nov. 30, 2004, AEFC and its affiliates waived certain fees and expenses to 0.88% for Class A and 1.63% for Class C. Of these waived expenses, the class specific transfer agency fees waived for Class A and Class C were $7,889 and $ 1,384, respectively, which represent 0.01% and 0.01%, respectively, of the Fund's average daily net assets. In addition, AEFC and its affiliates have agreed to waive certain fees and expenses until Nov. 30, 2005. Under this agreement, net expenses will not exceed 0.88% for Class A, 1.64% for Class B, 1.63% for Class C and 0.70% for Class Y of the Fund's average daily net assets.

During the year ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $2,047 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
26 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $40,098,425 and $47,113,115, respectively, for the year ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                     Year ended Nov. 30, 2004
                                          Class A       Class B        Class C  Class Y
Sold                                    7,246,366       830,520        313,714    --
Issued for reinvested distributions       709,124       109,861         49,406    --
Redeemed                               (8,785,444)   (1,868,608)    (1,012,172)   --
                                       ----------    ----------     ----------   ---
Net increase (decrease)                  (829,954)     (928,227)      (649,052)   --
                                       ----------    ----------     ----------   ---

                                                     Year ended Nov. 30, 2003
                                          Class A       Class B        Class C  Class Y
Sold                                   15,788,919     2,577,234      1,361,344    --
Issued for reinvested distributions       582,049        91,778         44,319    --
Redeemed                               (9,374,437)   (1,416,634)      (639,265)   --
                                       ----------    ----------     ----------   ---
Net increase (decrease)                 6,996,531     1,252,378        766,398    --
                                       ----------    ----------     ----------   ---

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Nov. 30, 2004.

--------------------------------------------------------------------------------
27 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003        2002        2001      2000
Net asset value, beginning of period                                     $5.43     $5.29       $5.19       $5.04     $5.02
                                                                         -----     -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .16       .15         .16         .18       .19
Net gains (losses) (both realized and unrealized)                         (.02)      .15         .12         .15       .02
                                                                         -----     -----       -----       -----     -----
Total from investment operations                                           .14       .30         .28         .33       .21
                                                                         -----     -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.16)     (.15)       (.17)       (.18)     (.19)
Distributions from realized gains                                         (.02)     (.01)       (.01)         --        --
                                                                         -----     -----       -----       -----     -----
Total distributions                                                       (.18)     (.16)       (.18)       (.18)     (.19)
                                                                         -----     -----       -----       -----     -----
Net asset value, end of period                                           $5.39     $5.43       $5.29       $5.19     $5.04
                                                                         -----     -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $126      $131         $91         $50       $31
Ratio of expenses to average daily net assets(b)                          .88%(c)   .88%(c)     .89%(c)    1.02%      .99%
Ratio of net investment income (loss) to average daily net assets        2.91%     2.85%       3.13%       3.45%     3.72%
Portfolio turnover rate (excluding short-term securities)                  25%       59%         52%         75%       77%
Total return(d)                                                          2.64%     5.86%       5.45%       6.60%     4.22%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 0.89%, 0.89% and 0.97% for the periods ended Nov. 30, 2004, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.


--------------------------------------------------------------------------------
28 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003        2002        2001      2000
Net asset value, beginning of period                                     $5.42     $5.29       $5.19       $5.03     $5.02
                                                                         -----     -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .12       .11         .12         .14       .15
Net gains (losses) (both realized and unrealized)                         (.01)      .14         .12         .16       .01
                                                                         -----     -----       -----       -----     -----
Total from investment operations                                           .11       .25         .24         .30       .16
                                                                         -----     -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.12)     (.11)       (.13)       (.14)     (.15)
Distributions from realized gains                                         (.02)     (.01)       (.01)         --        --
                                                                         -----     -----       -----       -----     -----
Total distributions                                                       (.14)     (.12)       (.14)       (.14)     (.15)
                                                                         -----     -----       -----       -----     -----
Net asset value, end of period                                           $5.39     $5.42       $5.29       $5.19     $5.03
                                                                         -----     -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $23       $28         $20         $12        $9
Ratio of expenses to average daily net assets(b)                         1.64%     1.64%(c)    1.64%(c)    1.78%     1.75%
Ratio of net investment income (loss) to average daily net assets        2.14%     2.09%       2.38%       2.69%     2.90%
Portfolio turnover rate (excluding short-term securities)                  25%       59%         52%         75%       77%
Total return(d)                                                          2.05%     4.86%       4.66%       6.01%     3.23%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.65% and 1.73% for the periods ended Nov. 30, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
29 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003        2002        2001      2000(b)
Net asset value, beginning of period                                     $5.42     $5.29       $5.18       $5.03     $5.00
                                                                         -----     -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .12       .11         .12         .14       .06
Net gains (losses) (both realized and unrealized)                         (.01)      .14         .13         .15       .03
                                                                         -----     -----       -----       -----     -----
Total from investment operations                                           .11       .25         .25         .29       .09
                                                                         -----     -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.12)     (.11)       (.13)       (.14)     (.06)
Distributions from realized gains                                         (.02)     (.01)       (.01)         --        --
                                                                         -----     -----       -----       -----     -----
Total distributions                                                       (.14)     (.12)       (.14)       (.14)     (.06)
                                                                         -----     -----       -----       -----     -----
Net asset value, end of period                                           $5.39     $5.42       $5.29       $5.18     $5.03
                                                                         -----     -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $9       $13          $8          $1       $--
Ratio of expenses to average daily net assets(c)                         1.63%(d)  1.63%(d)    1.64%(d)    1.77%     1.75%(e)
Ratio of net investment income (loss) to average daily net assets        2.16%     2.09%       2.35%       2.66%     3.34%(e)
Portfolio turnover rate (excluding short-term securities)                  25%       59%         52%         75%       77%
Total return(f)                                                          2.06%     4.87%       4.86%       5.82%     1.96%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.64%, 1.64% and 1.72% for the periods ended Nov. 30, 2004, 2003 and 2002, respectively.

(e)  Adjusted to an annual basis.

(f)  Total return does not reflect payment of a sales charge.

(g)  Adjusted to an annual basis.

--------------------------------------------------------------------------------
30 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003        2002        2001      2000
Net asset value, beginning of period                                     $5.40     $5.26       $5.16       $5.02     $5.01
                                                                         -----     -----       -----       -----     -----
Income from investment operations:
Net investment income (loss)                                               .17       .16         .17         .19       .20
Net gains (losses) (both realized and unrealized)                         (.02)      .15         .12         .14       .01
                                                                         -----     -----       -----       -----     -----
Total from investment operations                                           .15       .31         .29         .33       .21
                                                                         -----     -----       -----       -----     -----
Less distributions:
Dividends from net investment income                                      (.17)     (.16)       (.18)       (.19)     (.20)
Distributions from realized gains                                         (.02)     (.01)       (.01)         --        --
                                                                         -----     -----       -----       -----     -----
Total distributions                                                       (.19)     (.17)       (.19)       (.19)     (.20)
                                                                         -----     -----       -----       -----     -----
Net asset value, end of period                                           $5.36     $5.40       $5.26       $5.16     $5.02
                                                                         -----     -----       -----       -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--       $--         $--         $--       $--
Ratio of expenses to average daily net assets(b)                          .70%      .70%(c)     .81%(c)     .95%      .92%
Ratio of net investment income (loss) to average daily net assets        3.07%     3.13%       3.26%       3.49%     3.76%
Portfolio turnover rate (excluding short-term securities)                  25%       59%         52%         75%       77%
Total return(d)                                                          2.84%     6.08%       5.67%       6.62%     4.24%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.71% and 0.90% for the periods ended Nov. 30, 2003 and 2002, respectively.

(d)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Intermediate Tax-Exempt Fund (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2004, and the financial highlights for each of the years in the five-year period ended November 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Intermediate Tax-Exempt Fund as of November 30, 2004, and the results of its operations, changes in its net assets, and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 20, 2005

--------------------------------------------------------------------------------
32 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Intermediate Tax-Exempt Fund

Fiscal year ended Nov. 30, 2004

Class A

Income distributions -- 100% are tax-exempt:

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.01292
Jan. 26, 2004                                                          0.01511
Feb. 25, 2004                                                          0.01341
March 26, 2004                                                         0.01268
April 26, 2004                                                         0.01326
May 26, 2004                                                           0.01283
June 25, 2004                                                          0.01290
July 26, 2004                                                          0.01315
Aug. 25, 2004                                                          0.01282
Sept. 24, 2004                                                         0.01304
Oct. 25, 2004                                                          0.01339
Nov. 24, 2004                                                          0.01304
Total                                                                 $0.15855

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.02301
Total distributions                                                   $0.18156
--------------------------------------------------------------------------------
33 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Class B

Income distributions -- 100% are tax-exempt:

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.00941
Jan. 26, 2004                                                          0.01115
Feb. 25, 2004                                                          0.01009
March 26, 2004                                                         0.00924
April 26, 2004                                                         0.00978
May 26, 2004                                                           0.00954
June 25, 2004                                                          0.00961
July 26, 2004                                                          0.00968
Aug. 25, 2004                                                          0.00947
Sept. 24, 2004                                                         0.00967
Oct. 25, 2004                                                          0.00990
Nov. 24, 2004                                                          0.00962
Total                                                                 $0.11716

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.02301
Total distributions                                                   $0.14017

Class C

Income distributions -- 100% are tax-exempt:

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.00944
Jan. 26, 2004                                                          0.01123
Feb. 25, 2004                                                          0.01009
March 26, 2004                                                         0.00923
April 26, 2004                                                         0.00977
May 26, 2004                                                           0.00953
June 25, 2004                                                          0.00961
July 26, 2004                                                          0.00972
Aug. 25, 2004                                                          0.00947
Sept. 24, 2004                                                         0.00964
Oct. 25, 2004                                                          0.00992
Nov. 24, 2004                                                          0.00984
Total                                                                 $0.11749

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.02301
Total distributions                                                   $0.14050
--------------------------------------------------------------------------------
34 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Class Y

Income distributions -- 100% are tax-exempt:

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.01381
Jan. 26, 2004                                                          0.01596
Feb. 25, 2004                                                          0.01410
March 26, 2004                                                         0.01348
April 26, 2004                                                         0.01402
May 26, 2004                                                           0.01361
June 25, 2004                                                          0.01369
July 26, 2004                                                          0.01390
Aug. 25, 2004                                                          0.01369
Sept. 24, 2004                                                         0.01414
Oct. 25, 2004                                                          0.01460
Nov. 24, 2004                                                          0.01468
Total                                                                 $0.16968

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                         Per share
Dec. 22, 2003                                                         $0.02301
Total distributions                                                   $0.19269

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2004 was 0.52%.

Other taxation

Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
35 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the year ended Nov. 30, 2004 are listed below.

Alabama                       1.332%       Missouri                    1.467%
Alaska                        1.016        Montana                     0.004
Arizona                       2.129        Nevada                      1.904
Arkansas                      1.914        New Jersey                  2.164
California                   10.580        New Mexico                  0.020
Colorado                      1.954        New York                    6.307
Florida                       8.236        North Carolina              5.438
Georgia                       1.961        Ohio                        3.773
Hawaii                        0.641        Oklahoma                    0.577
Illinois                      2.580        Pennsylvania                1.478
Indiana                       1.282        Puerto Rico                 1.657
Iowa                          0.003        South Carolina              3.536
Kansas                        0.008        South Dakota                0.008
Kentucky                      0.023        Tennessee                   1.412
Louisiana                     3.846        Texas                      11.275
Maryland                      0.667        Utah                        0.514
Massachusetts                 3.410        Virginia                    3.340
Michigan                      2.013        Washington                  7.979
Minnesota                     3.517        Wisconsin                   0.001
Mississippi                   0.003        Wyoming                     0.031

--------------------------------------------------------------------------------
36 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
37 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

                                                 Beginning                   Ending                 Expenses paid
                                               account value              account value           during the period
                                               June 1, 2004               Nov. 30, 2004      June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                    $1,000                    $1,034.10                 $4.55(b)
     Hypothetical (5% return before expenses)     $1,000                    $1,020.94                 $4.52(b)
Class B
     Actual(a)                                    $1,000                    $1,030.10                 $8.46(c)
     Hypothetical (5% return before expenses)     $1,000                    $1,017.08                 $8.41(c)
Class C
     Actual(a)                                    $1,000                    $1,030.20                 $8.41(d)
     Hypothetical (5% return before expenses)     $1,000                    $1,017.13                 $8.35(d)
Class Y
     Actual(a)                                    $1,000                    $1,033.40                 $3.41(e)
     Hypothetical (5% return before expenses)     $1,000                    $1,022.06                 $3.39(e)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +3.41% for Class A, +3.01% for Class B, +3.02% for Class C and +3.34% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 0.88%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.66%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
38 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Arne H. Carlson                  Board member    Chair, Board Services
901 S. Marquette Ave.            since 1999      Corporation (provides
Minneapolis, MN 55402                            administrative services to
Age 70                                           boards). Former Governor  of
                                                 Minnesota
-------------------------------- --------------- ------------------------------- --------------------------------
Philip J. Carroll, Jr.           Board member    Retired Chairman and CEO,       Scottish Power PLC, Vulcan
901 S. Marquette Ave.            since 2002      Fluor Corporation               Materials Company, Inc.
Minneapolis, MN 55402                            (engineering and                (construction
Age 67                                           construction) since 1998        materials/chemicals)
-------------------------------- --------------- ------------------------------- --------------------------------
Livio D. DeSimone                Board member    Retired Chair of the Board      Cargill, Incorporated
30 Seventh Street East           since 2001      and  Chief Executive Officer,   (commodity merchants and
Suite 3050                                       Minnesota Mining and            processors), General Mills,
St. Paul, MN 55101-4901                          Manufacturing (3M)              Inc. (consumer foods), Vulcan
Age 70                                                                           Materials Company
                                                                                 (construction materials/
                                                                                 chemicals), Milliken & Company
                                                                                 (textiles and chemicals), and
                                                                                 Nexia Biotechnologies, Inc.
-------------------------------- --------------- ------------------------------- --------------------------------
Patricia M. Flynn                Board member    Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004      Economics and Management,       (holding company) and its
Minneapolis, MN 55402                            Bentley College since 2002;     subsidiary Boston Federal
Age 53                                           former Dean, McCallum           Savings Bank
                                                 Graduate School of Business,
                                                 Bentley College from 1999 to
                                                 2002
-------------------------------- --------------- ------------------------------- --------------------------------
Anne P. Jones                    Board member    Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 69
-------------------------------- --------------- ------------------------------- --------------------------------
Stephen R. Lewis, Jr.*           Board member    Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002      Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                            Carleton College                systems)
Age 65
-------------------------------- --------------- ------------------------------- --------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Catherine James Paglia           Board member    Director, Enterprise Asset       Strategic Distribution, Inc.
901 S. Marquette Ave.            since 2004      Management, Inc. (private real   (transportation, distribution
Minneapolis, MN 55402                            estate and asset management      and logistics consultants)
Age 52                                           company) since 1999
-------------------------------- --------------- -------------------------------- -------------------------------
Alan K. Simpson                  Board member    Former three-term United
1201 Sunshine Ave.               since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- --------------- -------------------------------- -------------------------------
Alison Taunton-Rigby             Board member    Founder and Chief Executive      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.            since 2002      Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                            2004; President, Forester
Age 60                                           Biotech since 2000; prior to
                                                 that, President and CEO,
                                                 Aquila Biopharmaceuticals, Inc.
-------------------------------- --------------- -------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
William F. Truscott              Board member    Senior Vice President - Chief
53600 AXP Financial Center       since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474            Vice            since 2001. Former Chief
Age 44                           President       Investment Officer and
                                 since 2002      Managing Director, Zurich
                                                 Scudder Investments
-------------------------------- --------------- -------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
40 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Jeffrey P. Fox                   Treasurer       Vice President - Investment
105 AXP Financial Center         since 2002      Accounting, AEFC, since 2002;
Minneapolis, MN 55474                            Vice President - Finance,
Age 49                                           American Express Company,
                                                 2000-2002;  Vice President -
                                                 Corporate Controller, AEFC,
                                                 1996-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Paula R. Meyer                   President       Senior Vice President and
596 AXP Financial Center         since 2002      General Manager - Mutual
Minneapolis, MN 55474                            Funds, AEFC, since 2002; Vice
Age 50                                           President and Managing
                                                 Director - American Express
                                                 Funds, AEFC, 2000-2002; Vice
                                                 President, AEFC,  1998-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Leslie L. Ogg                    Vice            President of Board Services
901 S. Marquette Ave.            President,      Corporation
Minneapolis, MN 55402            General
Age 66                           Counsel, and
                                 Secretary
                                 since 1978
-------------------------------- --------------- -------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
41 -- AXP INTERMEDIATE TAX-EXEMPT FUND -- 2004 ANNUAL REPORT

 (logo)
 AMERICAN
  EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  Tax-Exempt Bond
          Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                   Nov. 30, 2004

AXP Tax-Exempt Bond Fund seeks to provide shareholders with as much current income exempt from federal income taxes as possible with only modest risk to the shareholder's investments.

(logo)                                                                  (logo)
American                                                                AMERICAN
  Express(R)                                                             EXPRESS
Funds                                                                 (R)

Table of Contents

Fund Snapshot                                                         3

Performance Summary                                                   4

Questions & Answers
   with Portfolio Management                                          5

The Fund's Long-term Performance                                     10

Investments in Securities                                            12

Financial Statements                                                 23

Notes to Financial Statements                                        26

Report of Independent Registered
   Public Accounting Firm                                            35

Federal Income Tax Information                                       36

Fund Expenses Example                                                40

Board Members and Officers                                           42

Proxy Voting                                                         44

[logo] Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Fund Snapshot AT NOV. 30, 2004

PORTFOLIO MANAGER

Portfolio manager                    Since            Years in industry
David Kerwin*                        8/04                    19

* The Fund is managed by a team of portfolio managers led by David Kerwin.

FUND OBJECTIVE

For investors seeking as much current income generally exempt from federal taxes as possible with only modest risk to their investments.

Inception dates by class
A: 11/24/76          B: 3/20/95         C: 6/26/00      Y: 3/20/95

Ticker symbols by class
A: INTAX             B: ITEBX           C: --           Y: --

Total net assets                                         $715.0 million

Number of holdings                                                  171

Effective maturity(1)                                        12.7 years

Effective duration(2)                                         6.7 years

Weighted average bond rating(3)                                      AA

(1) Effective maturity measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) Weighted average bond rating represents the average credit quality of the underlying bonds in the portfolio.

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

         DURATION
SHORT      INT.      LONG
                       X    HIGH
                            MEDIUM  QUALITY
                            LOW

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                                                         67.6%
AA bonds                                                          12.2%
A bonds                                                           14.1%
BBB bonds                                                          5.8%
Non-investment grade bonds                                         0.3%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate. 0.3% of the portfolio rating above was determined through internal analysis.

TOP TEN STATES

Percentage of portfolio assets

California                                                        15.9%
New York                                                          13.9
Texas                                                              8.8
Illinois                                                           8.7
Washington                                                         6.3
New Jersey                                                         4.6
Michigan                                                           4.1
North Carolina                                                     3.8
Nevada                                                             3.3
Florida                                                            3.0

Certain income may be subject to the alternative minimum tax or state or local tax.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Performance Summary

[bar chart]
                             PERFORMANCE COMPARISON
                        For the year ended Nov. 30, 2004

                 [bar 1]       [bar 2]        [bar 3]      [bar 4]
                  +3.33%        +4.39%         +3.64%         +4.07%

[bar 1] AXP Tax-Exempt Bond Fund Class A (excluding sales charge)
[bar 2] Lehman Brothers 3-Plus Year Municipal Bond Index (unmanaged) [bar 3] Lipper General Municipal Debt Funds Index
[bar 4] Lehman Brothers Municipal Bond Index

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

AVERAGE ANNUAL TOTAL RETURNS
                              Class A                  Class B                 Class C                  Class Y
(Inception dates)           (11/24/76)                (3/20/95)               (6/26/00)                (3/20/95)
                        NAV(1)      POP(2)       NAV(1)  After CDSC(3)    NAV(1)  After CDSC(4)   NAV(5)      POP(5)
at Nov. 30, 2004
1 year                  +3.33%      -1.57%       +2.55%     -1.25%        +2.55%     +2.55%       +3.45%      +3.45%
3 years                 +4.51%      +2.83%       +3.72%     +2.82%        +3.63%     +3.63%       +4.52%      +4.52%
5 years                 +5.84%      +4.82%       +5.05%     +4.88%          N/A        N/A        +6.02%      +6.02%
10 years                +6.45%      +5.93%         N/A        N/A           N/A        N/A          N/A         N/A
Since inception         +6.17%      +5.99%       +4.74%     +4.74%        +5.23%     +5.23%       +5.67%      +5.67%

at Dec. 31, 2004
1 year                  +3.61%      -1.30%       +2.83%     -1.14%        +3.09%     +3.09%       +4.00%      +4.00%
3 years                 +5.11%      +3.41%       +4.31%     +3.41%        +4.40%     +4.40%       +5.30%      +5.30%
5 years                 +6.31%      +5.28%       +5.51%     +5.35%          N/A        N/A        +6.49%      +6.49%
10 years                +6.20%      +5.69%         N/A        N/A           N/A        N/A          N/A         N/A
Since inception         +6.19%      +6.01%       +4.81%     +4.81%        +5.42%     +5.42%       +5.76%      +5.76%

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
4   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, portfolio manager David Kerwin discusses the Fund's positioning and results for fiscal year 2004.

Q:  How did AXP Tax-Exempt Bond Fund perform for the fiscal year?

A: AXP Tax-Exempt Bond Fund's Class A shares (excluding sales charge) rose 3.33% for the 12 months ended Nov. 30, 2004. The Fund lagged the Lehman Brothers Municipal Bond Index (Lehman Muni Index), which climbed 4.07% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which advanced 3.64% over the same time frame.

    Beginning in fiscal year 2005, we will measure the Fund's performance relative to the Lehman Brothers 3-Plus Year Municipal Bond Index (Lehman 3-Plus Index), an unmanaged group of short-, intermediate- and long-term municipal bonds. This benchmark revision has been approved by the Fund's board at the recommendation of American Express Financial Corporation, which believes the Lehman 3-Plus Index more precisely reflects the investment strategy of the Fund. For the 12-month period ended Nov. 30, 2004, the Lehman 3-Plus Index rose 4.39%.

AXP Tax-Exempt Bond Fund

SEC YIELDS
                              Class A    Class B     Class C   Class Y
At Nov. 30, 2004               2.76%      2.14%       2.13%     3.04%
At Dec. 31, 2004               2.79%      2.17%       2.16%     3.04%

The Securities and Exchange Commission (SEC) yield is calculated by dividing anticipated net investment income during a 31-day period by the public offering price (POP) per share on the last day of the period, and converting the results to yearly figures. See Average Annual Total Returns on page 4 for additional performance information.

INSURED/NON-INSURED COMPOSITION

Percentage of portfolio assets at Nov. 30, 2004

[pie chart]

Insured 48.1%
Non-insured 51.9%

--------------------------------------------------------------------------------
5   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We focused during the second half of the fiscal year on seeking relative value opportunities. (end callout quote)

Q:  What factors most significantly affected performance?

A: One significant reason why the Fund underperformed both Lehman benchmarks and its peers for the fiscal year was because we steered clear of non-enhanced municipal tobacco bonds. This municipal fixed income sector, a part of the Fund's benchmark and one held by many of our peers, greatly outpaced the Lehman 3-Plus Index for the annual period. On the other hand, maintaining zero exposure to these non-enhanced municipal tobacco bonds provided a benefit of decreasing the Fund's volatility. A non-enhanced municipal tobacco bond pays interest based on future cigarette sales volume. Prices of such bonds are subject to significant price volatility associated with ongoing tobacco-related litigation affecting tobacco companies. The Fund does own some enhanced municipal tobacco bonds, which are credit enhanced with a security pledge of the respective state issuing the bonds.

    On the positive side, we successfully took advantage of several other trends in the municipal bond market. As the Federal Reserve Board (the Fed) hiked short-term rates four times during this period, tax-exempt interest rates also increased and the municipal yield curve flattened with 2-, 10- and 30-year AAA-rated general obligation yields rising during the year ending Nov. 30, 2004. This past fiscal year we reacted to changes in the municipal yield curve by having only a low exposure to short high-quality bonds that were most impacted by rising rates. At the same time, we also changed the mix of our exposure on the front end of the yield curve by selectively adding mandatory put bonds and zero coupon bonds -- both of which offer significant additional income potential.

    Mandatory put bonds contain a provision that a holder of the security sell the bond back to the issuer, usually at face value (par), at some date prior to the final stated maturity. These bonds effectively "mature" on the mandatory put date, but often offer 20 basis points (0.20%) or

--------------------------------------------------------------------------------
6   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

    more in additional yield. Zero coupon municipal bonds are securities that make no periodic interest payments but are sold at a deep discount from their face value and mature at par. The accretion of the bonds' price from a discount to par is usually considered as tax-exempt income for the Fund.

    The Fund was further buoyed by exposure to bonds that were advance refunded during the period. This is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested in U.S. government securities (often Treasuries) which, in turn, are held in escrow collateralizing the first bond. Given that the advance refunded bonds become, essentially, fully tax-exempt U.S. government securities and no longer represent the credit risk profile of the original borrower, they often increase in value -- sometimes significantly.

    The relative performance of the Fund was also helped by uninsured California general obligation tax-exempt bonds. Having increased the Fund's position in these bonds before the ratings upgrades and resultant spread tightening took effect, the Fund benefited from their subsequent strong performance. The Fund's position in New York City general obligation bonds, which experienced spread tightening as well, also helped. The portfolio's position in bonds rated BBB boosted the Fund's annual returns, as these bonds overall outperformed higher-quality bonds during the 12-month period.

    This past year, the fundamentals of the tax-exempt bond market remained healthy, despite four interest rate hikes. Supply of municipal bonds was down from the same period last year, decelerating during the second half of the period. Demand for municipal bonds also slowed, particularly from retail investors, but overall remained well-balanced with supply. The municipal credit quality picture improved along with the recovering U.S. economy, as many states continued to cut expenses, raise taxes and/or increase revenue-producing user fees. Perhaps most notably, the state of California, the nation's largest municipal bond issuer, was upgraded by Moody's Investors Services in May 2004, by Standard & Poor's in August and by Fitch in September. New York City, the second largest issuer in the U.S., was also an improving credit story during the fiscal year. Indeed, while some states continued to face budget deficits, the asset class, with a few exceptions, maintained a high credit quality and an extremely low default rate.

--------------------------------------------------------------------------------
7   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  What changes did you make to the Fund and how is it currently positioned?

A: During the first half of the fiscal year, we made several strategic moves within the Fund, most of which were ongoing processes begun early in 2003. Having generally achieved our target for the Fund's neutral duration positioning and its diversification by maturity, coupon, call features, type of obligation, sector and geography to help manage risk, we focused during the second half of the fiscal year on seeking relative value opportunities. We strongly believe that a disciplined adherence to portfolio diversification should help reduce the volatility and risks associated with interest rate movements. We also aggressively sought opportunities to selectively sell non-rated or lower-rated securities and replace these holdings with higher quality bonds that offered higher yields, but with better liquidity and reduced risk.

    The Fund's portfolio turnover rate in fiscal year 2004 was a low 21%. Our active management helped minimize taxable capital gains distributions related to fiscal year 2004 to just $0.03059 per share on Dec. 22, 2004.

[line chart]

                 U.S. GENERAL OBLIGATION MUNICIPAL BOND YIELDS
                   (Nov. 30, 2004 compared to Nov. 28, 2003)
Yield

[solid line]  2.04  2.17  2.34  2.6   2.87  3.27  3.66  4.1   4.51  4.63  4.63
[dashed line] 1.12  1.49  1.84  2.17  2.48  3.02  3.65  4.28  4.56  4.63  4.63

               1      2     3    4     5      7    10    15    20    25    30
                               Maturity (in years)

AAA-rated general obligation municipal bond yields as of:

[solid line] 11/30/04
[dashed line] 11/28/03

--------------------------------------------------------------------------------
8   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: We expect the U.S. economy to continue to improve and interest rates to move modestly higher during the coming months. While rising rates are negative for the bond market, municipal bonds have historically weathered such periods better than taxable bonds. It is important to note that we do not make significant Fund management decisions based on interest rate forecasts, but rather stick to our discipline of staying fully invested to maintain a high level of tax-exempt income and to diversify the portfolio.
    We apply this approach to diversification not only across credits and sectors, but across bond structural attributes such as maturity, coupon and call optionality, which serves to mute overall Fund price volatility over time.

    We expect supply within the municipal bond market to be lower in 2005. Demand should continue to absorb supply, but may be affected by the direction of both rates and the equity market. We anticipate an improved credit picture overall, as state revenues have generally been increasing and their budgets appear to be on the mend.

    Given this view, we plan to maintain a neutral duration. We also intend to sustain the Fund's significant position in uninsured California state general obligation bonds and to focus on boosting the Fund's exposure to stable to improving credits rated A to BBB that offer good liquidity at what we believe are attractive valuations. Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes (including avoiding bonds with income that is subject to the Alternative Minimum Tax) as possible with only modest risk.

--------------------------------------------------------------------------------
9   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

The chart on the facing page illustrates the total value of an assumed $10,000 investment in AXP Tax-Exempt Bond Fund Class A shares (from 12/1/94 to 11/30/04) as compared to the performance of three widely cited performance indices, the Lehman Brothers 3-Plus Year Municipal Bond Index, the Lipper General Municipal Debt Funds Index and the Lehman Brothers Municipal Bond Index. Recently, the Fund's investment manager recommended to the Fund that the Fund change its comparative index from the Lehman Brothers Municipal Bond Index to the Lehman Brothers 3-Plus Year Municipal Bond Index. The investment manager made this recommendation because the new index more closely represents the Fund's holdings. We will include both indexes in this transition year. In the future, only the Lehman Brothers 3-Plus Year Municipal Bond Index will be included. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (800) 862-7919 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

DISTRIBUTION SUMMARY

The table below details the Fund's income and capital gain distributions for the fiscal years shown. More information on the other classes can be found in the Financial Highlights section of this report's Notes to Financial Statements.

                                               Class A
                                    Short-term         Long-term
Fiscal year ended     Income       capital gains     capital gains         Total
Nov. 30, 2004          $0.14           $0.04             $0.16             $0.34
Nov. 30, 2003           0.15              --              0.03              0.18
Nov. 30, 2002           0.17              --                --              0.17
Nov. 30, 2001           0.19              --                --              0.19
Nov. 30, 2000           0.20              --                --              0.20

--------------------------------------------------------------------------------
10   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

[line chart]

                                VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN AXP TAX-EXEMPT BOND FUND

AXP Tax-Exempt Bond Fund Class A
  (includes sales charge)        $ 9,525  $11,531  $11,993  $12,926  $13,836  $13,391  $14,447   $15,586   $16,256  $17,217  $17,790
Lehman Brothers 3-Plus Year
  Municipal Bond Index(1)        $10,000  $11,966  $12,680  $13,614  $14,700  $14,466  $15,723   $17,139   $18,261  $19,554  $20,412
Lipper General Municipal Debt
  Funds Index(2)                 $10,000  $11,879  $12,498  $13,398  $14,357  $13,929  $14,942   $16,134   $16,959  $18,117  $18,776
Lehman Brothers Municipal Bond
  Index(3)                       $10,000  $11,890  $12,589  $13,492  $14,539  $14,383  $15,560   $16,921   $17,991  $19,187  $19,968

                                  `94      `95      `96       `97     `98      `99      `00       `01       `02       `03     `04

COMPARATIVE RESULTS

Results as of Nov. 30, 2004                                                                                       Since
                                                            1 year     3 years     5 years        10 years    inception(4)
AXP Tax-Exempt Bond Fund (includes sales charge)
Class A    Cumulative value of $10,000                      $9,843     $10,873     $12,654         $17,790      $51,031
           Average annual total return                      -1.57%      +2.83%      +4.82%          +5.93%       +5.99%
Lehman Brothers 3-Plus Year Municipal Bond Index(1)
           Cumulative value of $10,000                     $10,439     $11,910     $14,111         $20,412          N/A
           Average annual total return                      +4.39%      +6.00%      +7.13%          +7.40%          N/A
Lipper General Municipal Debt Funds Index(2)
           Cumulative value of $10,000                     $10,364     $11,639     $13,484         $18,776          N/A
           Average annual total return                      +3.64%      +5.19%      +6.16%          +6.50%          N/A
Lehman Brothers Municipal Bond Index(3)
           Cumulative value of $10,000                     $10,407     $11,803     $13,882         $19,968          N/A
           Average annual total return                      +4.07%      +5.68%      +6.78%          +7.16%          N/A

Results for other share classes can be found on page 4.

(1) The Lehman Brothers 3-Plus Year Municipal Bond Index, an unmanaged market value weighted index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

(3) The Lehman Brothers Municipal Bond Index, an unmanaged index, is made up of a representative list of general obligation, revenue, insured and pre-refunded bonds. The index is frequently used as a general measure of tax-exempt bond market performance. The index reflects reinvestment of all distributions and changes in market prices, but excludes brokerage commissions or other fees. However, the securities used to create the index may not be representative of the bonds held in the Fund.

(4) The Fund data is from Nov. 24, 1976. The Fund began operating before the inception of the Lehman Brothers 3-Plus Year Municipal Bond Index, the Lehman Brothers Municipal Bond Index and the Lipper Index.

--------------------------------------------------------------------------------
11   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP Tax-Exempt Bond Fund

Nov. 30, 2004

(Percentages represent value of investments compared to net assets)

Municipal bonds (95.5%)
Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Alabama (0.3%)
City of Birmingham
  Unlimited General Obligation
  Refunding Warrants
  Series 2003A (AMBAC)
   06-01-12               5.25%              $1,660,000             $1,846,584

Alaska (0.4%)
North Slope Boro
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1994B (FSA)
   06-30-05               7.15                3,000,000(b)           2,964,180

Arizona (0.9%)
Maricopa County Industrial Development Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004A
   07-01-23               5.38                2,500,000              2,534,450
Peoria Municipal Development Authority
  Refunding Revenue Bonds
  Series 2003 (AMBAC)
   07-01-10               5.00                3,740,000              4,101,321
Total                                                                6,635,771

Arkansas (0.3%)
Arkansas Development Finance Authority
  Revenue Bonds
  Mtge Backed Securities Program
  Series 2003A (GNMA/FNMA)
   07-01-34               4.90                2,335,000              2,336,448

California (15.3%)
Alameda Corridor Transportation Authority
  Revenue Bonds
  Senior Lien
  Series 1999A (MBIA)
   10-01-18               5.13                2,250,000              2,410,335
Antelope Valley Union High School District
  Unlimited General Obligation Bonds
  Series 2002A (MBIA)
   08-01-23               5.00                2,685,000              2,795,891
Boundary County
  Revenue Bonds
  Series 2002 (MBIA)
   08-01-14               5.00                2,200,000              2,395,294
Burbank California Public Financing Authority
  Revenue Bonds
  Golden State Redevelopment Project
  Series 2003A (AMBAC)
   12-01-20               5.25                3,000,000              3,243,270
California Health Facilities Financing Authority
  Revenue Bonds
  Catholic Healthcare West
  Series 2004G
   07-01-23               5.25                2,000,000              2,016,380
California Health Facilities Financing Authority
  Revenue Bonds
  Cedars-Sinai Medical Center
  Series 1997B (MBIA)
   08-01-27               5.13                3,000,000              3,114,900
California Infrastructure & Economic Development Bank
  Revenue Bonds
  Bay Area Toll Bridges
  1st Lien
  Series 2003A (FGIC)
   07-01-29               5.00                2,000,000              2,029,180
California State Public Works Board
  Refunding Revenue Bonds
  Various University of California Projects
  Series 1993A
   06-01-14               5.50                7,275,000              8,160,585

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
12   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

California (cont.)
City of Los Angeles
  Unlimited General Obligation Bonds
  Series 2000A (FGIC)
   09-01-18               5.00%              $2,715,000             $2,871,520
Golden State Tobacco Securitization Corporation
  Revenue Bonds
  Enhanced Asset-backed
  Series 2003B (FGIC)
   06-01-28               5.38                3,400,000              3,541,712
   06-01-33               5.50                2,500,000              2,671,225
Livermore-Amador Valley Water Management Agency
  Revenue Bonds
  Series 2001A (AMBAC)
   08-01-23               5.00                2,000,000              2,060,360
Long Beach Unified School District
  Unlimited General Obligation Bonds
  Election 1999
  Series 2003E (FSA)
   08-01-21               5.00                2,055,000              2,164,388
Los Angeles County Public Works
  Financing Authority
  Revenue Bonds
  Regional Park & Open Space District
  Series 1997A
   10-01-16               5.00                2,000,000              2,129,340
Sacramento Cogeneration Authority
  Pre-refunded Revenue Bonds
  Procter & Gamble Project
  Series 1995
   07-01-14               6.50                5,000,000              5,231,250
San Francisco State Building Authority
  Revenue Bonds
  San Francisco Civic Center Complex
  Series 1996A (AMBAC)
   12-01-16               5.25                5,000,000              5,378,400
Southern California Public Power Authority
  Revenue Bonds
  Magnolia Power Project
  Series 2003A-1 (AMBAC)
   07-01-25               5.00                5,000,000              5,133,100
State of California
  Unlimited General Obligation Bonds
  Series 2000
   06-01-19               5.50                2,500,000              2,730,975
   10-01-25               5.38                2,500,000              2,637,075
State of California
  Unlimited General Obligation Bonds
  Series 2001
   06-01-31               5.13                2,500,000              2,543,475
State of California
  Unlimited General Obligation Bonds
  Series 2002
   04-01-32               5.25                5,000,000              5,146,600
State of California
  Unlimited General Obligation Bonds
  Series 2003
   02-01-29               5.25                2,500,000              2,569,950
   02-01-32               5.00                2,500,000              2,499,825
   02-01-33               5.25                5,000,000              5,126,350
State of California
  Unlimited General Obligation Bonds
  Series 2004
   03-01-14               5.25                2,500,000              2,769,925
   04-01-34               5.25                2,000,000              2,056,300
State of California
  Unlimited General Obligation Bonds
  Series 2004A (MBIA)
   07-01-11               5.00                5,000,000              5,529,900
State of California
  Unlimited General Obligation Bonds
  Series 2004B
   07-01-23               5.00                4,000,000(h)           4,320,200
State of California
  Unlimited General Obligation Bonds
  Various Purpose
  Series 2003
   11-01-23               5.13                2,500,000              2,602,375
State of California
  Un-refunded Unlimitied General Obligation Bonds
  Series 1999 (MBIA)
   12-01-15               5.75                5,520,000              6,288,880
West Covina Redevelopment Agency
  Special Tax Refunding Bonds
  Fashion Plaza
  Series 1996
   09-01-17               6.00                5,000,000              5,848,399
Total                                                              110,017,359


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
13   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Colorado (1.1%)
Colorado Educational & Cultural Facilities Authority
  Refunding & Improvement Revenue Bonds
  University Lab School
  Series 2004 (XLCA)
   06-01-33               5.00%              $3,055,000             $3,066,456
North Range Metropolitan District #1
  Limited General Obligation Bonds
  Series 2001
   12-15-31               7.25                5,000,000              5,081,550
Total                                                                8,148,006

Connecticut (1.2%)
State of Connecticut
  Unlimited General Obligation Bonds
  Series 1992A Escrowed to Maturity
   03-15-06               6.40                8,000,000              8,433,040

Florida (2.9%)
Florida Municipal Loan Council
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000A (MBIA)
   04-01-20               6.02                4,360,000(b)           2,132,738
Florida State Board of Public Education
  Unlimited General Obligation Bonds
  Capital Outlay
  Series 2000A
   06-01-16               5.50                3,145,000              3,473,998
Orlando & Orange County Expressway Authority
  Revenue Bonds
  Series 2003B (AMBAC)
   07-01-30               5.00               10,000,000             10,131,900
Port St. Lucie
  Pre-refunded Revenue Bonds
  Series 2001 (MBIA)
   09-01-31               5.13                2,000,000              2,220,260
University Athletic Assn
  Revenue Bonds
  Series 2001
   10-01-31               3.00                3,000,000(h)           3,000,000
Total                                                               20,958,896

Georgia (0.4%)
City of Atlanta
  Revenue Bonds
  Series 2004 (FSA)
   11-01-43               5.00                3,000,000              3,004,500

Idaho (0.3%)
Idaho Health Facilities Authority
  Revenue Bonds
  Bannock Regional Medical Center Project
  Series 1995
   05-01-25               6.13                1,750,000              1,812,213

Illinois (8.4%)
Chicago Board of Education
  Unlimited General Obligation Bonds
  Chicago School Reform
  Series 1997A (AMBAC)
   12-01-17               5.40                5,000,000              5,453,850
City of Chicago
  Pre-refunded Revenue Bonds
  Senior Lien
  Series 2001 (AMBAC)
   11-01-18               5.50                2,000,000              2,271,180
City of Chicago
  Unlimited General Obligation Bonds
  Series 2004A (FSA)
   01-01-19               5.25                3,080,000              3,346,112
Cook & Will Counties Township High School
  District #206
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992C Escrowed to Maturity (AMBAC)
   12-01-10               6.55                2,605,000(b)           2,120,809
Cook County Community Consolidated
  School District #21 - Wheeling
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 2000 (FSA)
   12-01-19               6.03                3,140,000(b)           1,526,134
Cook County School District #170
  Unlimited General Obligation Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992C Escrowed to Maturity (AMBAC)
   12-01-09               6.50                2,155,000(b)           1,839,012
   12-01-10               6.55                2,155,000(b)           1,754,450
County of Jefferson
  Unlimited General Obligation Bonds
  Jail & Administation Office Center Project
  Series 2003A (FGIC)
   01-15-24               5.25                2,420,000              2,559,005

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
14   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Illinois (cont.)
Illinois Educational Facilities Authority
  Refunding Revenue Bonds
  Augustana College
  Series 2003A
   10-01-22               5.63%              $2,500,000             $2,631,425
Illinois Educational Facilities Authority
  Revenue Bonds
  University of Chicago
  Series 2003A
   07-01-25               5.25                6,770,000              7,162,322
Illinois Finance Authority
  Pre-refunded Revenue Bonds
  Illinois Power Company Project
  Series 1991A
   07-01-21               7.38               10,000,000             10,966,299
Illinois Finance Authority
  Revenue Bonds
  Adventist Health System/Sunbelt Obligation
  Series 1999
   11-15-20               5.50                1,600,000              1,671,504
Illinois Finance Authority
  Revenue Bonds
  Zero Coupon
  Series 1990 Escrowed to Maturity
   04-15-20               7.75               13,745,000(b)           6,476,232
Kendall-Grundy Counties High School District #18
  Unlimited General Obligation
  Refunding Bonds
  Series 2002A (FSA)
   10-01-08               4.50                2,260,000              2,410,313
Metropolitan Pier & Exposition Authority
  Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993A Escrowed to Maturity (FGIC)
   06-15-21               6.54                1,870,000(b)             859,134
Metropolitan Pier & Exposition Authority
  Un-refunded Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1993A (FGIC)
   06-15-10               6.65                  240,000(b)             195,403
State of Illinois
  Unlimited General Obligation Bonds
  1st Series 2001 (FSA)
   05-01-26               5.25                6,500,000              6,816,550
Total                                                               60,059,734

Indiana (0.8%)
Indiana Transportation Finance Authority
  Pre-refunded Revenue Bonds
  Series 1990A
   06-01-15               7.25                2,210,000              2,636,508
Seymour
  Refunding Revenue Bonds
  Union Camp Corporation Project
  Series 1992
   07-01-12               6.25                2,870,000              3,160,329
Total                                                                5,796,837

Kentucky (0.7%)
County of Jefferson
  Revenue Bonds
  University Medical Center Income Project
  Series1997 (MBIA)
   07-01-17               5.50                2,500,000              2,681,525
County of Muhlenberg
  Refunding Revenue Bonds
  Muhlenberg Community Hospital Project
  Series 1996
   07-01-10               6.75                2,275,000              2,367,479
Total                                                                5,049,004

Louisiana (2.2%)
City of New Orleans
  Unlimited General Obligation Refunding Bonds
  Capital Appreciation
  Zero Coupon
  Series 1991 (AMBAC)
   09-01-12               6.63                6,250,000(b)           4,560,875
Louisiana Public Facilities Authority
  Pre-refunded Revenue Bonds
  Centenary College Project
  Series 1997
   02-01-17               5.90                1,000,000              1,110,640
New Orleans Home Mortgage Authority
  Special Obligation Refunding Bonds
  Series 1992 Escrowed to Maturity
   01-15-11               6.25                8,900,000             10,183,914
Total                                                               15,855,429

Maryland (1.5%)
Washington Suburban Sanitation District
  Unlimited General Obligation Refunding Bonds
  Water Supply
  Series 2003
   06-01-08               5.25               10,000,000             10,914,700

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
15   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Massachusetts (2.3%)
Massachusettes State Water Pollution Abatement
  Revenue Bonds
  Pool Program Bonds
  Series 2004-10
   08-01-34               5.00%              $4,000,000             $4,042,520
Massachusetts Health & Educational Facilities Authority
  Revenue Bonds
  Harvard University
  Series 2002FF
   07-15-37               5.13                2,500,000              2,573,700
Route 3 North Transit Improvement Assn
  Revenue Bonds
  Series 2000 (MBIA)
   06-15-17               5.75                7,570,000              8,467,045
Westfield
  Limited General Obligation Refunding Bonds
  Series 2003 (MBIA)
   09-01-12               5.00                1,180,000              1,302,472
Total                                                               16,385,737

Michigan (4.0%)
Dickinson County Economic Development Corporation
  Refunding Revenue Bonds
  Intl Paper Company Projects
  Series 2004A
   11-01-18               4.80                2,000,000              1,983,900
Hudsonville Public Schools
  Unlimited General Obligation Refunding Bonds
  Series 1997 (FGIC)
  (Qualified School Bond Loan Fund)
   05-01-27               5.15                2,000,000              2,025,460
Michigan Municipal Bond Authority
  Revenue Bonds
  Clean Water Revolving Fund
  Series 2001
   10-01-19               5.25                2,000,000              2,181,640
Michigan Municipal Bond Authority
  Revenue Bonds
  Drinking Water Revolving Fund
  Series 2002
   10-01-22               5.00                4,350,000              4,535,615
Michigan State Hospital Finance Authority
  Revenue Bonds
  Oakwood Obligated Group
  Series 2003
   11-01-18               5.50                4,070,000              4,309,194
New Haven Community Schools
  Unlimited General Obligation Bonds
  School Building & Site
  Series 2002
  (Qualified School Board Loan Fund)
   05-01-22               5.25                5,500,000              5,946,599
Summit Academy North
  Public School Academy
  Certificate of Participation
  Series 2001
   07-01-21               7.13                1,615,000              1,686,577
Wayne State University
  Revenue Bonds
  Series 1999 (FGIC)
   11-15-19               5.25                2,500,000              2,675,850
Wayne Westland Community Schools
  Unlimited General Obligation Bonds
  Series 1998 (FSA)
  (Qualified School Bond Loan Fund)
   05-01-14               5.13                3,000,000              3,170,820
Total                                                               28,515,655

Minnesota (1.5%)
City of Breckenridge
  Revenue Bonds
  Catholic Health Initiatives
  Series 2004A
   05-01-30               5.00                2,575,000              2,594,107
Minneapolis & St. Paul
  Metropolitan Airports Commission
  Revenue Bonds
  Series 1998A (AMBAC)
   01-01-24               5.20                3,000,000              3,101,520
State of Minnesota
  Refunding Unlimited General Obligation Bonds
  Series 2003
   08-01-13               4.00                5,000,000              5,173,850
Total                                                               10,869,477

Missouri (0.6%)
Missouri State Health & Educational Facilities Authority
  Revenue Bonds
  Park College
  Series 1999
   06-01-19               5.88                4,000,000              4,230,880


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
16   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Montana (0.2%)
State of Montana
  Unlimited General Obligation Refunding Bonds
  Long Range Building Program
  Series 2003G
   08-01-14               4.00%              $1,520,000             $1,556,693

Nebraska (1.0%)
Nebraska Public Power District
  Refunding Revenue Bonds
  Series 1998A (MBIA)
   01-01-14               5.25                6,500,000              7,098,585

Nevada (3.2%)
City of Las Vegas
  Special Assessment Bonds
  Special Improvement District #808 - Summerlin
  Series 2001
   06-01-11               6.00                1,990,000              2,054,576
Clark County School District
  Limited General Obligation Refunding Bonds
  Series 1998 (FSA)
   06-15-12               5.50               10,000,000             11,328,399
Director of the State of Nevada
  Department of Business & Industry
  Revenue Bonds
  Capital Appreciation
  Las Vegas Monorail
  Zero Coupon
  Series 2000 (AMBAC)
   01-01-15               5.65                9,870,000(b)           6,247,315
Washoe County Airport Authority
  Refunding Revenue Bonds
  Series 2003 (FSA)
   07-01-09               5.00                3,110,000              3,373,013
Total                                                               23,003,303

New Jersey (4.4%)
New Jersey Economic Development Authority
  Refunding Revenue Bonds
  Senior Lien
  Series 2001A (MBIA)
   07-01-07               5.00                2,955,000              3,145,893
New Jersey Economic Development Authority
  Revenue Bonds
  Cigarette Tax
  Series 2004 (FGIC)
   06-15-11               5.00                5,000,000              5,422,400
New Jersey Sports & Exposition Authority
  Series 2000A Inverse Floater (MBIA)
   03-01-16               9.77                3,385,000(f)           4,155,088
New Jersey Sports & Exposition Authority
  Series 2000B Inverse Floater (MBIA)
   03-01-17               9.77                3,535,000(f)           4,328,466
New Jersey Sports & Exposition Authority
  Series 2000C Inverse Floater (MBIA)
   03-01-18               9.77                3,490,000(f)           4,266,246
New Jersey Transportation Trust Fund Authority
  Pre-refunded Revenue Bonds
  Residual Certificates
  Series 2000 Inverse Floater (FSA)
   06-15-14              10.25                5,000,000(f)           6,486,000
New Jersey Transportation Trust Fund Authority
  Revenue Bonds
  Transportation Systems
  Series 2001A
   06-15-07               5.50                3,435,000              3,681,152
Total                                                               31,485,245

New York (13.5%)
Battery Park City Authority
  Senior Revenue Bonds
  Series 2003A
   11-01-22               5.25                5,000,000              5,390,600
City of New York
  Unlimited General Obligation Bonds
  Series 2002C
   08-01-10               5.25                7,645,000              8,338,631
City of New York
  Unlimited General Obligation Bonds
  Series 2002G (FGIC)
   08-01-10               5.50               10,000,000             11,170,899
City of New York
  Unlimited General Obligation Bonds
  Series 2003J
   06-01-19               5.50                2,500,000              2,732,050
City of New York
  Unlimited General Obligation Bonds
  Series 2004D
   11-01-34               5.00                3,000,000              2,995,230
City of New York
  Unlimited General Obligation Bonds
  Series 2003 I
   03-01-27               5.38                5,000,000              5,221,150

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
17   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

New York (cont.)
Long Island Power Authority
  Revenue Bonds
  Series 2003B
   06-01-05               5.00%              $5,000,000             $5,067,450
Metropolitan Transportation Authority
  Refunding Revenue Bonds
  Series 2002A
   11-15-32               5.75                5,000,000              5,427,600
Metropolitan Transportation Authority
  Revenue Bonds
  Series 2001A (FGIC)
   11-15-31               5.00                5,000,000              5,049,550
New York City Transitional Finance Authority
  Revenue Bonds
  Future Tax Secured
  Series 2004C
   02-01-33               5.00                3,000,000              3,019,530
New York State Dormitory Authority
  Revenue Bonds
  Consolidated City University System
  2nd Generation
  Series 1993A
   07-01-18               5.75                5,500,000              6,307,455
New York State Dormitory Authority
  Revenue Bonds
  Sloan-Kettering Memorial Center
  Series 2003 (MBIA)
   07-01-23               5.00                5,000,000              5,183,300
   07-01-24               5.00                2,500,000              2,580,875
New York State Dormitory Authority
  Revenue Bonds
  State Personal Income Tax
  Series 2003A
   03-15-27               5.00                4,725,000              4,798,285
New York State Energy
  Research & Development Authority
  Revenue Bonds
  New York State Electric & Gas
  Series 1985B (MBIA)
   10-15-15               4.00                3,000,000              2,992,020
New York State Thruway Authority
  Revenue Bonds
  Series 1999B (FGIC)
   04-01-08               5.00                2,730,000              2,942,012
New York State Urban Development
  Revenue Bonds
  Series 2002A
   01-01-08               5.00                5,000,000              5,352,650
   01-01-09               5.00                3,500,000              3,776,465
Port Authority of New York & New Jersey
  Revenue Bonds
  Consolidated 134th
  Series 2004
   07-15-34               5.00                2,000,000              2,023,720
Sales Tax Asset Receivable
  Revenue Bonds
  Series 2004A (AMBAC)
   10-15-29               5.00                2,500,000              2,540,750
Tobacco Settlement Financing Authority
  Revenue Bonds
  Series 2003C-1
   06-01-14               5.50                3,025,000              3,281,127
Total                                                               96,191,349

North Carolina (3.7%)
City of Charlotte
  Certificate of Participation
  Governmental Facilities Projects
  Series 2003G
   06-01-28               5.00                1,750,000              1,775,393
City of Charlotte
  Unlimited General Obligation Bonds
  Series 2003A
   07-01-08               4.25                2,000,000              2,116,920
City of Charlotte
  Unlimited General Obligation Refunding Bonds
  Series 1998
   02-01-16               5.25                5,000,000              5,411,850
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003A
   01-01-10               5.50                2,375,000              2,563,195
North Carolina Eastern Municipal Power Agency
  Refunding Revenue Bonds
  Series 2003F
   01-01-14               5.50                5,000,000              5,419,450
North Carolina Municipal Power Agency #1 Catawba
  Revenue Bonds
  Series 2003A
   01-01-11               5.50                5,125,000              5,576,307

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
18   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

North Carolina (cont.)
State of North Carolina
  Pre-refunded Unlimited General Obligation Bonds
  Highway
  Series 1997A
   05-01-12               5.00%              $3,000,000             $3,245,640
Total                                                               26,108,755

Ohio (1.7%)
Cleveland City School District
  Revenue Bonds
  Revenue Anticipation Notes
  Series 1997 (AMBAC)
   06-01-07               5.75                7,000,000              7,569,800
County of Cuyahoga
  Refunding Revenue Bonds
  Series 2003A
   01-01-32               6.00                4,000,000              4,304,960
Total                                                               11,874,760

Oklahoma (0.4%)
Valley View Hospital Authority
  Refunding Revenue Bonds
  Series 1996
   08-15-14               6.00                2,695,000              2,755,557

Oregon (1.2%)
Oregon State Department of Administrative Services
  Revenue Bonds
  Series 2003 (FSA)
   09-01-11               5.00                5,000,000              5,506,800
Oregon State Housing & Community
  Services Department
  Revenue Bonds
  Single Family Mortgage Program
  Series 2003A
   07-01-24               4.80                3,225,000              3,168,627
Total                                                                8,675,427

Pennsylvania (2.2%)
Allegheny County Hospital Development Authority
  Refunding Revenue Bonds
  Capital Appreciation
  Magee Women's
  Zero Coupon
  Series 1992 (FGIC)
   10-01-17               6.22                5,115,000(b)           2,857,751
Central Bucks School District
  Unlimited General Obligation Bonds
  Series 2003 (MBIA)
   05-15-21               5.00                4,680,000              4,906,559
Lehigh County Industrial Development Authority
  Refunding Revenue Bonds
  PPL Electric Utilities Corporation Project
  Series 2003 (AMBAC)
   11-01-08               3.13                2,500,000              2,541,950
Pennsylvania Industrial Development Authority
  Revenue Bonds
  Economic Development
  Series 2002 (AMBAC)
   07-01-09               5.00                4,825,000              5,262,820
Total                                                               15,569,080

Puerto Rico (1.4%)
Puerto Rico Infrastructure Financing Authority
  Revenue Bonds
  Series 1997A (AMBAC)
   07-01-14               5.00                3,175,000(g)           3,411,601
Puerto Rico Municipal Finance Agency
  Unlimited General Obligation Bonds
  Series 2000R Inverse Floater (FSA)
   08-01-13               9.77                5,000,000(f,g)         6,252,700
Total                                                                9,664,301

South Carolina (2.4%)
Lexington County
  Revenue Bonds
  Series 2004
   05-01-24               5.50                2,100,000              2,151,030
South Carolina State Public Service Authority
  Refunding Revenue Bonds
  Series 2003A (AMBAC)
   01-01-19               5.00                5,000,000              5,333,700
   01-01-20               5.00                4,000,000              4,231,320
South Carolina Transportation Infrastructure Bank
  Revenue Bonds
  Junior Lien
  Series 2001B (AMBAC)
   10-01-31               5.25                5,000,000              5,176,400
Total                                                               16,892,450


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
19   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Tennessee (0.8%)
City of Memphis
  Unlimited General Obligation Bonds
  General Improvements
  Series 2000
   04-01-15               5.25%              $5,365,000             $5,747,042

Texas (7.5%)
Brazosport Independent School District
  Unlimited General Obligation Bonds
  Series 2003C
  (Permanent School Fund Guarantee)
   02-15-19               5.00                1,525,000              1,611,239
City of Austin
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1992 (AMBAC)
   11-15-10               6.51                5,055,000(b)           4,090,506
City of San Antonio
  Refunding Revenue Bonds
  Series 2003
   02-01-13               5.25                3,000,000              3,338,220
City of San Antonio
  Revenue Bonds
  Series 1992 Escrowed to Maturity (FGIC)
   05-15-07               6.40                3,695,000              4,058,477
City of San Antonio
  Revenue Bonds
  Series 2003 (MBIA)
   02-01-20               5.00                1,980,000              2,075,832
Clint Independent School District
  Unlimited General Obligation Bonds
  Series 2003A
  (Permanent School Fund Guarantee)
   08-15-29               5.13                6,425,000              6,577,401
County of Harris
  Unlimited General Obligation Refunding Bonds
  Sub Lien
  Toll Road
  Series 2003
   08-01-33               5.00                5,000,000              5,007,950
Cypress-Fairbanks Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2002
  (Permanent School Fund Guarantee)
   02-15-21               5.13                3,500,000              3,718,050
Duncanville Independent School District
  Unlimited General Obligation Bonds
  Capital Appreciation
  Series 2001
  (Permanent School Fund Guarantee)
   02-15-28               5.65                7,000,000              7,521,570
Midland Independent School District
  Unlimited General Obligation Refunding Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-19               5.25                2,220,000              2,399,776
Richardson Independent School District
  Unlimited General Obligation Bonds
  Series 2003
  (Permanent School Fund Guarantee)
   02-15-11               4.00                8,285,000              8,597,095
San Marcos Consolidated Independent School District
  Unlimited General Obligation Bonds
  Series 2004
  (Permanent School Fund Guarantee)
   08-01-21               5.25                2,150,000              2,324,946
Socorro Independent School District
  Unlimited General Obligation
  Refunding Bonds
  Series 2001
  (Permanent School Fund Guarantee)
   08-15-19               5.38                2,200,000              2,378,750
Total                                                               53,699,812

Virginia (0.8%)
Virginia College Building Authority
  Revenue Bonds
  21st Century College Equipment
  Series 2003A
   02-01-18               5.00                2,000,000              2,127,960
Virginia Public School Authority
  Revenue Bonds
  School Financing
  Series 2001A
   08-01-16               5.00                3,300,000              3,542,517
Total                                                                5,670,477


See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
20   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Issuer(c,d)             Coupon                Principal               Value(a)
                         rate                  amount

Washington (6.0%)
City of Seattle
  Refunding & Improvement Revenue Bonds
  Series 2001(FSA)
   03-01-26               5.13%              $3,415,000             $3,498,087
Energy Northwest
  Refunding Revenue Bonds
  Project #3
  Series 2003A (MBIA)
   07-01-12               5.50               10,000,000             11,264,100
Grant County Public Utility District #2
  Refunding Revenue Bonds
  Series 2001H (FSA)
   01-01-09               5.00                9,635,000             10,419,193
King County School District #408 Auburn
  Unlimited General Obligation Bonds
  Series 1992A
   12-01-06               6.38                4,220,000              4,327,230
State of Washington
  Unlimited General Obligation Bonds
  Various Purpose
  Series 1999B
   01-01-13               5.00                2,675,000              2,822,018
Vancouver
  Limited General Obligation Bonds
  Series 2003 (AMBAC)
   12-01-29               5.00                3,650,000              3,686,865
Washington Public Power Supply System
  Refunding Revenue Bonds
  Capital Appreciation
  Zero Coupon
  Series 1989B (MBIA)
   07-01-13               6.61               10,360,000(b)           7,210,456
Total                                                               43,227,949

Total municipal bonds
(Cost: $654,951,231)                                              $683,055,235

Municipal notes (1.1%)
Issue(c,d,e)           Effective              Principal               Value(a)
                         yield                amount at
                                              maturity

Nebraska (0.1%)
Lancaster County Hospital Authority
  Revenue Bonds
  Immanuel Health System
  Immanuel Retirement Communities
  V.R.D.B. Series 2000A
  (LaSalle Bank)
   07-01-30               1.69%                $900,000               $900,000

Tennessee (--%)
Clarksville Public Building Authority
  Revenue Bonds
  Pooled Financing Tennessee Municipal Bond Fund
  V.R.D.B. Series 2003 (Bank of America)
   01-01-33               1.68                  250,000                250,000

Texas (1.0%)
Harris County Health Facilities Development Authority
  Hospital Revenue Bonds
  Texas Children's Hospital
  V.R.D.B. Series 1999B-1
  (Morgan Guaranty Trust) MBIA
   10-01-29               1.69                2,300,000              2,300,000
Harris County Health Facilities Development Authority
  Revenue Bonds
  Methodist Hospital
  V.R.D.B. Series 2002
   12-01-32               1.68                4,500,000              4,500,000
Total                                                                6,800,000

Total municipal notes
(Cost: $7,950,000)                                                  $7,950,000

Total investments in securities
(Cost: $662,901,231)(i)                                           $691,005,235

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
21   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(c) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

      ACA         --       ACA Financial Guaranty Corporation
      AMBAC       --       American Municipal Bond Association Corporation
      BIG         --       Bond Investors Guarantee
      CGIC        --       Capital Guaranty Insurance Company
      FGIC        --       Financial Guaranty Insurance Company
      FHA         --       Federal Housing Authority
      FNMA        --       Federal National Mortgage Association
      FHLMC       --       Federal Home Loan Mortgage Corporation
      FSA         --       Financial Security Assurance
      GNMA        --       Government National Mortgage Association
      MBIA        --       MBIA Insurance Corporation
      XLCA        --       XL Capital Assurance

(d)  The following abbreviations may be used in the portfolio descriptions:

      B.A.N.      --       Bond Anticipation Note
      C.P.        --       Commercial Paper
      R.A.N.      --       Revenue Anticipation Note
      T.A.N.      --       Tax Anticipation Note
      T.R.A.N.    --       Tax & Revenue Anticipation Note
      V.R.        --       Variable Rate
      V.R.D.B.    --       Variable Rate Demand Bond
      V.R.D.N.    --       Variable Rate Demand Note

(e) The Fund is entitled to receive principal and interest from the party within parentheses after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2004.

(f) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates. Interest rate disclosed is the rate in effect on Nov. 30, 2004. At Nov. 30, 2004, the value of inverse floaters represented 3.6% of net assets.

(g) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.4% of net assets at Nov. 30, 2004.

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2004.

(i) At Nov. 30, 2004, the cost of securities for federal income tax purposes was $662,304,620 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

      Unrealized appreciation                                     $30,969,940
      Unrealized depreciation                                      (2,269,325)
                                                                   ----------
      Net unrealized appreciation                                 $28,700,615
                                                                  -----------

How to find information about the Fund's portfolio holdings

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii) The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at www.americanexpress.com/funds.

--------------------------------------------------------------------------------
22   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Tax-Exempt Bond Fund

Nov. 30, 2004
Assets
Investments in securities, at value (Note 1)
     (identified cost $662,901,231)                                                                            $691,005,235
Cash in bank on demand deposit                                                                                       38,058
Capital shares receivable                                                                                            54,948
Accrued interest receivable                                                                                      10,955,041
Receivable for investment securities sold                                                                        13,550,548
                                                                                                                 ----------
Total assets                                                                                                    715,603,830
                                                                                                                -----------
Liabilities
Dividends payable to shareholders                                                                                   399,258
Capital shares payable                                                                                               65,960
Accrued investment management services fee                                                                            8,808
Accrued distribution fee                                                                                              5,729
Accrued transfer agency fee                                                                                             536
Accrued administrative services fee                                                                                     783
Other accrued expenses                                                                                               85,015
                                                                                                                     ------
Total liabilities                                                                                                   566,089
                                                                                                                    -------
Net assets applicable to outstanding capital stock                                                             $715,037,741
                                                                                                               ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                                       $  1,838,811
Additional paid-in capital                                                                                      680,527,358
Undistributed net investment income                                                                                 595,134
Accumulated net realized gain (loss)                                                                              3,972,434
Unrealized appreciation (depreciation) on investments                                                            28,104,004
                                                                                                                 ----------
Total -- representing net assets applicable to outstanding capital stock                                       $715,037,741
                                                                                                               ============
Net assets applicable to outstanding shares:                Class A                                            $674,338,988
                                                            Class B                                            $ 36,040,487
                                                            Class C                                            $  4,656,372
                                                            Class Y                                            $      1,894
Net asset value per share of outstanding capital stock:     Class A shares            173,415,848              $       3.89
                                                            Class B shares              9,267,790              $       3.89
                                                            Class C shares              1,197,023              $       3.89
                                                            Class Y shares                    487              $       3.89
                                                                                              ---              ------------

See accompanying notes to financial statements.
--------------------------------------------------------------------------------
23   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP Tax-Exempt Bond Fund

Year ended Nov. 30, 2004
Investment income
Income:
Interest                                                                                                        $33,708,565
                                                                                                                -----------
Expenses (Note 2):
Investment management services fee                                                                                3,457,986
Distribution fee
     Class A                                                                                                      1,800,449
     Class B                                                                                                        429,863
     Class C                                                                                                         52,734
Transfer agency fee                                                                                                 340,591
Incremental transfer agency fee
     Class A                                                                                                         32,961
     Class B                                                                                                          4,805
     Class C                                                                                                            762
Service fee -- Class Y                                                                                                    3
Administrative services fees and expenses                                                                           323,368
Compensation of board members                                                                                        11,507
Custodian fees                                                                                                       45,953
Printing and postage                                                                                                101,700
Registration fees                                                                                                    52,457
Audit fees                                                                                                           37,000
Other                                                                                                                11,239
                                                                                                                     ------
Total expenses                                                                                                    6,703,378
     Earnings credits on cash balances (Note 2)                                                                     (11,589)
                                                                                                                    -------
Total net expenses                                                                                                6,691,789
                                                                                                                  ---------
Investment income (loss) -- net                                                                                  27,016,776
                                                                                                                 ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on security transactions (Note 3)                                                        6,955,119
Net change in unrealized appreciation (depreciation) on investments                                              (9,619,863)
                                                                                                                 ----------
Net gain (loss) on investments                                                                                   (2,664,744)
                                                                                                                 ----------
Net increase (decrease) in net assets resulting from operations                                                 $24,352,032
                                                                                                                ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Tax-Exempt Bond Fund

Year ended Nov. 30,                                                                2004                    2003
Operations and distributions
Investment income (loss) -- net                                              $  27,016,776            $  32,862,245
Net realized gain (loss) on security transactions                                6,955,119               42,710,851
Net change in unrealized appreciation (depreciation) on investments             (9,619,863)             (26,442,031)
                                                                                ----------              -----------
Net increase (decrease) in net assets resulting from operations                 24,352,032               49,131,065
                                                                                ----------               ----------
Distributions to shareholders from:
   Net investment income
      Class A                                                                  (25,586,936)             (30,456,408)
      Class B                                                                   (1,202,448)              (1,698,625)
      Class C                                                                     (147,432)                (191,892)
      Class Y                                                                          (70)                     (76)
   Net realized gain
      Class A                                                                  (37,024,215)              (6,690,997)
      Class B                                                                   (2,366,963)                (486,235)
      Class C                                                                     (305,886)                 (47,443)
      Class Y                                                                          (98)                     (16)
                                                                               -----------              -----------
Total distributions                                                            (66,634,048)             (39,571,692)
                                                                               -----------              -----------
Capital share transactions (Note 4)
Proceeds from sales
   Class A shares (Note 2)                                                      43,647,627               55,197,624
   Class B shares                                                                3,262,137                7,873,399
   Class C shares                                                                1,207,396                2,422,188
Reinvestment of distributions at net asset value
   Class A shares                                                               48,520,409               26,634,464
   Class B shares                                                                3,140,305                1,848,486
   Class C shares                                                                  424,950                  218,677
Payments for redemptions
   Class A shares                                                             (155,629,120)            (141,767,014)
   Class B shares (Note 2)                                                     (17,873,834)             (20,505,619)
   Class C shares (Note 2)                                                      (3,038,821)              (2,216,784)
                                                                                ----------               ----------
Increase (decrease) in net assets from capital share transactions              (76,338,951)             (70,294,579)
                                                                               -----------              -----------
Total increase (decrease) in net assets                                       (118,620,967)             (60,735,206)
Net assets at beginning of year                                                833,658,708              894,393,914
                                                                               -----------              -----------
Net assets at end of year                                                    $ 715,037,741            $ 833,658,708
                                                                             =============            =============
Undistributed net investment income                                          $     595,134            $     515,244
                                                                             -------------            -------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Tax-Exempt Bond Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Tax-Exempt Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Tax-Exempt Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in investment-grade bonds and other debt obligations whose interest is exempt from federal income tax.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

--------------------------------------------------------------------------------
26   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Swap transactions

To produce incremental earnings, to gain exposure to or protect itself from market changes, the Fund may enter into swap agreements. Swaps are an agreement between two parties to exchange periodic cash flows based on a specified amount of principal. The net cash flow is generally the difference between a floating market interest rate versus a fixed interest rate. The Fund may employ swaps to synthetically add or subtract principal exposure to the municipal market.

Risks of entering into a swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the swap to experience adverse changes in value relative to expectations. In addition, swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the swap positions entered.

Swaps are valued daily and unrealized appreciation and depreciation is recorded. The Fund will realize a gain or a loss when the swap is terminated. The Fund did not enter into any swap agreements for the year ended Nov. 30, 2004.

--------------------------------------------------------------------------------
27   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Guarantees and indemnifications

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

The tax character of distributions paid for the years indicated is as follows:

Year ended Nov. 30,                                       2004           2003
Class A
Distributions paid from:
     Ordinary income - tax-exempt distributions*      $32,353,896    $30,456,408
     Long-term capital gain                            30,257,255      6,690,997
Class B
Distributions paid from:
     Ordinary income - tax-exempt distributions*        1,635,061      1,698,625
     Long-term capital gain                             1,934,350        486,235
Class C
Distributions paid from:
     Ordinary income - tax-exempt distributions*          203,340        191,892
     Long-term capital gain                               249,978         47,443
Class Y
Distributions paid from:
     Ordinary income - tax-exempt distributions*               88             76
     Long-term capital gain                                    80             16

* Tax-exempt distributions were 99.93% and 99.22% for the years 2004 and 2003, respectively.

As of Nov. 30, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                        $ 1,087,192
Accumulated long-term gain (loss)                                    $ 4,905,441
Unrealized appreciation (depreciation)                               $27,078,197

--------------------------------------------------------------------------------
28   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

The Fund has agreements with American Express Financial Corporation (AEFC) to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.45% to 0.35% annually as the Fund's assets increase.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.04% to 0.02% annually as the Fund's assets increase. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

--------------------------------------------------------------------------------
29   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $425,221 for Class A, $68,184 for Class B and $2,136 for Class C for the year ended Nov. 30, 2004.

During the year ended Nov. 30, 2004, the Fund's custodian and transfer agency fees were reduced by $11,589 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $151,182,041 and $268,858,226, respectively, for the year ended Nov. 30, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                 Year ended Nov. 30, 2004
                                              Class A           Class B          Class C           Class Y
Sold                                       11,135,955           830,779          308,782             --
Issued for reinvested distributions        12,379,459           800,942          108,364             --
Redeemed                                  (39,719,203)       (4,576,619)        (775,364)            --
                                          -----------        ----------         --------            ---
Net increase (decrease)                   (16,203,789)       (2,944,898)        (358,218)            --
                                          -----------        ----------         --------            ---

                                                                 Year ended Nov. 30, 2003
                                              Class A           Class B          Class C           Class Y
Sold                                       13,417,349         1,919,622          589,724             --
Issued for reinvested distributions         6,508,825           451,283           53,380             --
Redeemed                                  (34,629,030)       (4,970,326)        (542,091)            --
                                          -----------        ----------         --------            ---
Net increase (decrease)                   (14,702,856)       (2,599,421)         101,013             --
                                          -----------        ----------         --------            ---

--------------------------------------------------------------------------------
30   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

5. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by The Bank of New York, whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The agreement went into effect Sept. 21, 2004. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the higher of the Federal Funds Effective Rate plus 0.50% or the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. Prior to this agreement, the Fund had a revolving credit agreement that permitted borrowings up to $500 million with Deutsche Bank. The Fund had no borrowings outstanding during the year ended Nov. 30, 2004.

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003       2002      2001      2000
Net asset value, beginning of period                                     $4.10     $4.05      $4.05     $3.93     $3.84
                                                                         -----     -----      -----     -----     -----
Income from investment operations:
Net investment income (loss)                                               .14       .15        .17       .19       .20
Net gains (losses) (both realized and unrealized)                         (.01)      .08         --       .12       .09
                                                                         -----     -----      -----     -----     -----
Total from investment operations                                           .13       .23        .17       .31       .29
                                                                         -----     -----      -----     -----     -----
Less distributions:
Dividends from net investment income                                      (.14)     (.15)      (.17)     (.19)     (.20)
Distributions from realized gains                                         (.20)     (.03)        --        --        --
                                                                         -----     -----      -----     -----     -----
Total distributions                                                       (.34)     (.18)      (.17)     (.19)     (.20)
                                                                         -----     -----      -----     -----     -----
Net asset value, end of period                                           $3.89     $4.10      $4.05     $4.05     $3.93
                                                                         -----     -----      -----     -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                   $674      $777       $828      $866      $811
Ratio of expenses to average daily net assets(b)                          .82%      .82%       .81%      .81%      .82%
Ratio of net investment income (loss) to average daily net assets        3.55%     3.78%      4.23%     4.54%     5.31%
Portfolio turnover rate (excluding short-term securities)                  21%       92%       102%       53%       28%
Total return(c)                                                          3.33%     5.91%      4.30%     7.88%     7.89%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003       2002      2001      2000
Net asset value, beginning of period                                     $4.10     $4.06      $4.05     $3.93     $3.84
                                                                         -----     -----      -----     -----     -----
Income from investment operations:
Net investment income (loss)                                               .11       .12        .15       .16       .17
Net gains (losses) (both realized and unrealized)                         (.01)      .07         --       .12       .09
                                                                         -----     -----      -----     -----     -----
Total from investment operations                                           .10       .19        .15       .28       .26
                                                                         -----     -----      -----     -----     -----
Less distributions:
Dividends from net investment income                                      (.11)     (.12)      (.14)     (.16)     (.17)
Distributions from realized gains                                         (.20)     (.03)        --        --        --
                                                                         -----     -----      -----     -----     -----
Total distributions                                                       (.31)     (.15)      (.14)     (.16)     (.17)
                                                                         -----     -----      -----     -----     -----
Net asset value, end of period                                           $3.89     $4.10      $4.06     $4.05     $3.93
                                                                         -----     -----      -----     -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $36       $50        $60       $53       $37
Ratio of expenses to average daily net assets(b)                         1.58%     1.58%      1.57%     1.57%     1.57%
Ratio of net investment income (loss) to average daily net assets        2.80%     3.02%      3.47%     3.77%     4.55%
Portfolio turnover rate (excluding short-term securities)                  21%       92%       102%       53%       28%
Total return(c)                                                          2.55%     4.85%      3.77%     7.07%     7.08%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003       2002      2001      2000(b)
Net asset value, beginning of period                                     $4.10     $4.06      $4.06     $3.93     $3.82
                                                                         -----     -----      -----     -----     -----
Income from investment operations:
Net investment income (loss)                                               .11       .12        .14       .16       .07
Net gains (losses) (both realized and unrealized)                         (.01)      .07         --       .13       .11
                                                                         -----     -----      -----     -----     -----
Total from investment operations                                           .10       .19        .14       .29       .18
                                                                         -----     -----      -----     -----     -----
Less distributions:
Dividends from net investment income                                      (.11)     (.12)      (.14)     (.16)     (.07)
Distributions from realized gains                                         (.20)     (.03)        --        --        --
                                                                         -----     -----      -----     -----     -----
Total distributions                                                       (.31)     (.15)      (.14)     (.16)     (.07)
                                                                         -----     -----      -----     -----     -----
Net asset value, end of period                                           $3.89     $4.10      $4.06     $4.06     $3.93
                                                                         -----     -----      -----     -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                     $5        $6         $6        $4       $--
Ratio of expenses to average daily net assets(c)                         1.58%     1.59%      1.57%     1.57%     1.57%(d)
Ratio of net investment income (loss) to average daily net assets        2.80%     3.01%      3.39%     3.62%     5.37%(d)
Portfolio turnover rate (excluding short-term securities)                  21%       92%       102%       53%       28%
Total return(e)                                                          2.55%     4.84%      3.52%     7.35%     4.89%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
33   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended Nov. 30,                                              2004      2003       2002      2001      2000
Net asset value, beginning of period                                     $4.10     $4.06      $4.06     $3.93     $3.83
                                                                         -----     -----      -----     -----     -----
Income from investment operations:
Net investment income (loss)                                               .15       .16        .18       .19       .21
Net gains (losses) (both realized and unrealized)                         (.01)      .07         --       .13       .10
                                                                         -----     -----      -----     -----     -----
Total from investment operations                                           .14       .23        .18       .32       .31
                                                                         -----     -----      -----     -----     -----
Less distributions:
Dividends from net investment income                                      (.15)     (.16)      (.18)     (.19)     (.21)
Distributions from realized gains                                         (.20)     (.03)        --        --        --
                                                                         -----     -----      -----     -----     -----
Total distributions                                                       (.35)     (.19)      (.18)     (.19)     (.21)
                                                                         -----     -----      -----     -----     -----
Net asset value, end of period                                           $3.89     $4.10      $4.06     $4.06     $3.93
                                                                         -----     -----      -----     -----     -----
Ratios/supplemental data
Net assets, end of period (in millions)                                    $--       $--        $--       $--       $--
Ratio of expenses to average daily net assets(b)                          .66%      .66%       .66%      .66%      .66%
Ratio of net investment income (loss) to average daily net assets        3.66%     3.89%      4.32%     4.72%     5.46%
Portfolio turnover rate (excluding short-term securities)                  21%       92%       102%       53%       28%
Total return(c)                                                          3.45%     5.74%      4.40%     8.28%     8.33%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.
--------------------------------------------------------------------------------
34   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Report of Independent
                Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP TAX-EXEMPT SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP Tax-Exempt Bond Fund, (a series of AXP Tax-Exempt Series, Inc.) as of November 30, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 2004, and the financial highlights for each of the years in the five-year period ended November 30, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Tax-Exempt Bond Fund as of November 30, 2004, the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

January 20, 2005

--------------------------------------------------------------------------------
35   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on your year-end statement.

AXP Tax-Exempt Bond Fund
Fiscal year ended Nov. 30, 2004

Class A

Income distributions -- 99.93% are tax-exempt.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.04914
Jan. 26, 2004                                                            0.01352
Feb. 25, 2004                                                            0.01147
March 26, 2004                                                           0.01117
April 26, 2004                                                           0.01177
May 26, 2004                                                             0.01169
June 25, 2004                                                            0.01153
July 26, 2004                                                            0.01151
Aug. 25, 2004                                                            0.01099
Sept. 24, 2004                                                           0.01110
Oct. 25, 2004                                                            0.01167
Nov. 24, 2004                                                            0.01137
Total                                                                   $0.17693

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.16365
Total distributions                                                     $0.34058

--------------------------------------------------------------------------------
36   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Class B

Income distributions -- 99.93% are tax-exempt.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.04649
Jan. 26, 2004                                                            0.01066
Feb. 25, 2004                                                            0.00909
March 26, 2004                                                           0.00869
April 26, 2004                                                           0.00927
May 26, 2004                                                             0.00932
June 25, 2004                                                            0.00916
July 26, 2004                                                            0.00912
Aug. 25, 2004                                                            0.00857
Sept. 24, 2004                                                           0.00867
Oct. 25, 2004                                                            0.00914
Nov. 24, 2004                                                            0.00893
Total                                                                   $0.14711

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.16365
Total distributions                                                     $0.31076

Class C

Income distributions -- 99.93% are tax-exempt.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.04648
Jan. 26, 2004                                                            0.01067
Feb. 25, 2004                                                            0.00916
March 26, 2004                                                           0.00867
April 26, 2004                                                           0.00925
May 26, 2004                                                             0.00930
June 25, 2004                                                            0.00914
July 26, 2004                                                            0.00903
Aug. 25, 2004                                                            0.00856
Sept. 24, 2004                                                           0.00865
Oct. 25, 2004                                                            0.00913
Nov. 24, 2004                                                            0.00891
Total                                                                   $0.14695

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.16365
Total distributions                                                     $0.31060

--------------------------------------------------------------------------------
37   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Class Y

Income distributions -- 99.93% are tax-exempt.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.04948
Jan. 26, 2004                                                            0.01389
Feb. 25, 2004                                                            0.01182
March 26, 2004                                                           0.01159
April 26, 2004                                                           0.01212
May 26, 2004                                                             0.01208
June 25, 2004                                                            0.01186
July 26, 2004                                                            0.01198
Aug. 25, 2004                                                            0.01130
Sept. 24, 2004                                                           0.01155
Oct. 25, 2004                                                            0.01210
Nov. 24, 2004                                                            0.01171
Total                                                                   $0.18148

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                           Per share
Dec. 22, 2003                                                           $0.16365
Total distributions                                                     $0.34513

Source of distributions

For dividends paid by the Fund to be tax-exempt the Fund must have at least 50% of its assets in tax-exempt obligations at the end of each fiscal quarter.

Federal taxation

Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for 2004 was 0.00%.

Other taxation
Tax-exempt distributions may be subject to state and local taxes. Each shareholder should consult a tax advisor about reporting this income for state and local tax purposes.

--------------------------------------------------------------------------------
38   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Source of income by state

Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2004 are listed below.

Alaska                        0.952%         Mississippi                  0.001%
Alabama                       0.244          Missouri                     0.720
Arkansas                      0.353          Montana                      0.152
Arizona                       1.356          Nebraska                     0.647
California                   15.287          Nevada                       3.018
Colorado                      1.812          New Jersey                   5.554
Connecticut                   1.881          New York                    10.812
Florida                       2.887          North Carolina               2.950
Georgia                       0.098          Ohio                         1.439
Hawaii                        0.225          Oklahoma                     0.494
Iowa                          0.023          Oregon                       1.436
Idaho                         0.403          Pennsylvania                 2.451
Illinois                      9.253          Puerto Rico                  1.930
Indiana                       1.995          Rhode Island                 0.275
Kentucky                      0.640          South Carolina               2.114
Louisiana                     2.600          Tennessee                    0.846
Maine                         0.661          Texas                        7.369
Maryland                      0.781          Utah                         0.106
Massachusetts                 3.189          Virginia                     0.446
Michigan                      4.428          Washington                   6.852
Minnesota                     0.882          Wisconsin                    0.434
                                             Wyoming                      0.004

--------------------------------------------------------------------------------
39   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Fund Expenses Example

(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2004.

Actual Expenses

The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
40   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

                                                          Beginning                 Ending                Expenses paid
                                                        account value            account value          during the period
                                                        June 1, 2004             Nov. 30, 2004     June 1, 2004-Nov. 30, 2004
Class A
     Actual(a)                                             $1,000                  $1,039.40                $4.30(b)
     Hypothetical (5% return before expenses)              $1,000                  $1,021.19                $4.26(b)
Class B
     Actual(a)                                             $1,000                  $1,035.40                $8.17(c)
     Hypothetical (5% return before expenses)              $1,000                  $1,017.38                $8.10(c)
Class C
     Actual(a)                                             $1,000                  $1,035.40                $8.22(d)
     Hypothetical (5% return before expenses)              $1,000                  $1,017.33                $8.15(d)
Class Y
     Actual(a)                                             $1,000                  $1,040.00                $3.47(e)
     Hypothetical (5% return before expenses)              $1,000                  $1,022.00                $3.44(e)

(a) Based on the actual return for the six months ended Nov. 30, 2004: +3.94% for Class A, +3.54% for Class B, +3.54% for Class C and +4.00% for Class Y.

(b) Expenses are equal to the Fund's Class A annualized expense ratio of 0.83%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(c) Expenses are equal to the Fund's Class B annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(d) Expenses are equal to the Fund's Class C annualized expense ratio of 1.59%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

(e) Expenses are equal to the Fund's Class Y annualized expense ratio of 0.67%, multiplied by the average account value over the period, multiplied by 186/366 (to reflect the one-half year period).

--------------------------------------------------------------------------------
41   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 14 Master Trust portfolios and 89 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Arne H. Carlson                  Board member    Chair, Board Services
901 S. Marquette Ave.            since 1999      Corporation (provides
Minneapolis, MN 55402                            administrative services to
Age 70                                           boards). Former Governor  of
                                                 Minnesota
-------------------------------- --------------- ------------------------------- --------------------------------
Philip J. Carroll, Jr.           Board member    Retired Chairman and CEO,       Scottish Power PLC, Vulcan
901 S. Marquette Ave.            since 2002      Fluor Corporation               Materials Company, Inc.
Minneapolis, MN 55402                            (engineering and                (construction
Age 67                                           construction) since 1998        materials/chemicals)
-------------------------------- --------------- ------------------------------- --------------------------------
Livio D. DeSimone                Board member    Retired Chair of the Board      Cargill, Incorporated
30 Seventh Street East           since 2001      and  Chief Executive Officer,   (commodity merchants and
Suite 3050                                       Minnesota Mining and            processors), General Mills,
St. Paul, MN 55101-4901                          Manufacturing (3M)              Inc. (consumer foods), Vulcan
Age 70                                                                           Materials Company
                                                                                 (construction materials/
                                                                                 chemicals), Milliken & Company
                                                                                 (textiles and chemicals), and
                                                                                 Nexia Biotechnologies, Inc.
-------------------------------- --------------- ------------------------------- --------------------------------
Patricia M. Flynn                Board member    Trustee Professor of            BostonFed Bancorp, Inc.
901 S. Marquette Ave.            since 2004      Economics and Management,       (holding company) and its
Minneapolis, MN 55402                            Bentley College since 2002;     subsidiary Boston Federal
Age 53                                           former Dean, McCallum           Savings Bank
                                                 Graduate School of Business,
                                                 Bentley College from 1999 to
                                                 2002
-------------------------------- --------------- ------------------------------- --------------------------------
Anne P. Jones                    Board member    Attorney and Consultant
901 S. Marquette Ave.            since 1985
Minneapolis, MN 55402
Age 69
-------------------------------- --------------- ------------------------------- --------------------------------
Stephen R. Lewis, Jr.*           Board member    Retired President and           Valmont Industries, Inc.
901 S. Marquette Ave.            since 2002      Professor of Economics,         (manufactures irrigation
Minneapolis, MN 55402                            Carleton College                systems)
Age 65
-------------------------------- --------------- ------------------------------- --------------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of Bank of America Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
42   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Catherine James Paglia           Board member    Director, Enterprise Asset       Strategic Distribution, Inc.
901 S. Marquette Ave.            since 2004      Management, Inc. (private real   (transportation, distribution
Minneapolis, MN 55402                            estate and asset management      and logistics consultants)
Age 52                                           company) since 1999
-------------------------------- --------------- -------------------------------- -------------------------------
Alan K. Simpson                  Board member    Former three-term United
1201 Sunshine Ave.               since 1997      States Senator for Wyoming
Cody, WY 82414
Age 73
-------------------------------- --------------- -------------------------------- -------------------------------
Alison Taunton-Rigby             Board member    Founder and Chief Executive      Hybridon, Inc. (biotechnology)
901 S. Marquette Ave.            since 2002      Officer, RiboNovix, Inc. since
Minneapolis, MN 55402                            2004; President, Forester
Age 60                                           Biotech since 2000; prior to
                                                 that, President and CEO,
                                                 Aquila Biopharmaceuticals, Inc.
-------------------------------- --------------- -------------------------------- -------------------------------

Board Member Affiliated with AEFC**

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
William F. Truscott              Board member    Senior Vice President - Chief
53600 AXP Financial Center       since 2001,     Investment Officer of AEFC
Minneapolis, MN 55474            Vice            since 2001. Former Chief
Age 44                           President       Investment Officer and
                                 since 2002      Managing Director, Zurich
                                                 Scudder Investments
-------------------------------- --------------- -------------------------------- -------------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
43   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age               Position        Principal occupation during     Other directorships
                                 held  with      past five years
                                 Fund and
                                 length of
                                 service
-------------------------------- --------------- ------------------------------- --------------------------------
Jeffrey P. Fox                   Treasurer       Vice President - Investment
105 AXP Financial Center         since 2002      Accounting, AEFC, since 2002;
Minneapolis, MN 55474                            Vice President - Finance,
Age 49                                           American Express Company,
                                                 2000-2002;  Vice President -
                                                 Corporate Controller, AEFC,
                                                 1996-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Paula R. Meyer                   President       Senior Vice President and
596 AXP Financial Center         since 2002      General Manager - Mutual
Minneapolis, MN 55474                            Funds, AEFC, since 2002; Vice
Age 50                                           President and Managing
                                                 Director - American Express
                                                 Funds, AEFC, 2000-2002; Vice
                                                 President, AEFC,  1998-2000
-------------------------------- --------------- -------------------------------- -------------------------------
Leslie L. Ogg                    Vice            President of Board Services
901 S. Marquette Ave.            President,      Corporation
Minneapolis, MN 55402            General
Age 66                           Counsel, and
                                 Secretary
                                 since 1978
-------------------------------- --------------- -------------------------------- -------------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the website americanexpress.com/funds; or by searching the website of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at http://www.sec.gov.

--------------------------------------------------------------------------------
44   --   AXP TAX-EXEMPT BOND FUND   --   2004 ANNUAL REPORT

 (logo)
 AMERICAN
  EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees*

(a) Audit Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Tax-Exempt Series, Inc. were as follows:

                        2004 - $56,420;                       2003 - $53,975

(b) Audit - Related Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Tax-Exempt Series, Inc. were as follows:

                        2004 - $199;                          2003 - $209

(c) Tax Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for tax compliance related services for AXP Tax-Exempt Series, Inc. were as follows:

                        2004 - $4,990;                        2003 - $4,910

(d) All Other Fees. The fees paid for the years ended Nov. 30, to KPMG LLP for additional professional services rendered for AXP Tax-Exempt Series, Inc. were as follows:

                        2004 - None;                          2003 - None

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2004 and 2003 were pre-approved by the audit committee with the exception of the 2003 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended Nov. 30, by the registrant for non-audit services to KPMG LLP were as follows:

                        2004 - None;                          2003 - None

         The fees paid for the years ended Nov. 30, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                        2004 - $126,900;                      2003 - $60,890

(h) For the fees disclosed in item (g) above, 100% and 92% of the fees for services performed during 2004 and 2003, respectively, were pre-approved by the audit committee. The exception was a 2003 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

* 2003 represents bills paid 12/1/02 - 11/30/03
  2004 represents bills paid 12/1/03 - 11/30/04

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
         Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Tax-Exempt Series, Inc.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          January 28, 2005



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          January 28, 2005